                             OCC ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO

                             [OPCAP ADVISORS LOGO]

                            2001 SEMI-ANNUAL REPORT

The Equity Portfolio (the "Portfolio") performed well relative to its benchmark during the first half of 2001, preserving capital in a generally lower stock market. The Portfolio's return of 1.15% in the six-month period compared with a return of -6.70% for the Standard & Poor's 500 Index (the "S&P 500"). The Portfolio turned in strong results for the twelve months ended June 30, 2001, generating a return of 18.03% versus -14.82% for the S&P 500. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

These results were achieved through good stock selection in a challenging stock market environment. Two competing forces drove the market in the first half of 2001: the positive impact of declining interest rates versus the negative impact of weak corporate profits. The market fell sharply in the first quarter before recovering some of its losses during the second quarter.

We maintained a steady course, owning stocks that we consider to be underpriced relative to their intrinsic value. Our assessment of intrinsic value is based in large part to discounted cash flow looking out five years. By keeping to our value approach, we have been able to capture some gains and avoid most of the stocks that have been pummeled in the past year's volatile market environment.

For the three years ended June 30, 2001, the Portfolio provided an average annual total return of 4.16% versus 3.89% for the S&P 500. The Portfolio's average annual total return of 12.46% for the five years ended June 30, 2001 compared with 14.48% for the S&P 500. For the ten years ended June 30, 2001, the Portfolio provided an average annual total return of 15.19%* versus 15.10% for the S&P 500. From its inception on August 1, 1988 through June 30, 2001, the Portfolio has delivered an average annual total return of 14.66%* compared with 15.00% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

Results in the first half of 2001 reflected strong relative performance in the technology and financial sectors. The Portfolio held limited holdings of technology stocks because of the sector's volatility and concerns about the near-term earnings outlook for many technology companies. Our underweighting in technology stocks as well as favorable stock selection contributed significantly to the Portfolio's positive performance. Although the technology sector of the S&P 500 declined approximately 15% during the first half of the year, the tech stocks owned by the Portfolio rose nearly 50% on average. Top contributors included software companies Computer Associates, Microsoft and Compuware, each increasing in excess of 60% and computer manufacturer Dell, which advanced 50%. Microsoft was purchased because: a) we felt investor concerns about the company's new products were exaggerated, and b) we believed it unlikely that the company would be broken up for antitrust violations. Thus far, both views have proven correct as the Portfolio was rewarded with a sharp price advance. We continue to be selective in our ownership of technology companies until the earnings outlook for the sector becomes clearer.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST") AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE EQUITY PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $86,789,755 IN THE OLD TRUST AND $3,764,598 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO
    SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE EQUITY PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE EQUITY PORTFOLIO OF THE OLD TRUST.

Approximately 30% of the Portfolio's net assets are invested in banking and other financial stocks. The returns on our financial investments were slightly positive in the first half of 2001, compared with a 4% decline for the financial sector of the S&P 500. Holdings that contributed to performance included Household International (consumer finance), FleetBoston (banking) and John Hancock (insurance). Wells Fargo (banking) and Aflac (insurance) detracted from performance.

In addition to the stocks already mentioned, holdings that contributed most to performance in the six month period included Canadian Pacific (transportation, energy and hotels), Alcoa (aluminum) and Mattel (toys).

CVS (pharmacies), the biggest detractor, declined after warning that its 2001 earnings would not meet investor expectations. Even after taking into account this shortfall, the company expects 2001 earnings to grow 7%-9% over 2000. Other detractors included McDonald's (fast food), Bristol-Myers Squibb (drugs & medical products) and Merck (drugs & medical products).

Freddie Mac (mortgage securitization), the Portfolio's largest position, declined slightly in the first half of the year even though the company remains on track to deliver another year of strong earnings growth in 2001. We believe the company's business outlook remains positive and its stock continues to be an excellent long-term investment.

Investments in the telecommunications sector were increased. Sprint and SBC Communications were purchased, after share prices were battered by investor concerns about industry overcapacity. The industry's access to capital has now all but disappeared and spending by major participants has eased, offering promise that overcapacity problems will be rectified. Other purchases included:
Gillette (consumer products) and Schering-Plough (drugs & medical products). Compaq (computers), Compuware (software), DuPont (chemicals), Tenet Healthcare (hospitals), Textron (diversified industrial and services) and Weyerhaeuser (forest products) were sold.

We are long-term investors in well-managed, undervalued businesses. At June 30, 2001, the Portfolio's investments were allocated 99.8% to common stocks and 0.2% to short-term investments. The Portfolio's five largest equity positions were Freddie Mac, which originates and securitizes home mortgages, representing 7.4% of the Portfolio's net assets; Kroger, a national supermarket chain, 4.4%; FleetBoston Financial, a leading banking organization in the Northeast, 3.9% of net assets; Wells Fargo, which has banking operations in the Midwest and West, as well as national mortgage and consumer finance operations, 3.8% of net assets; and McDonald's, the global fast-food company, 3.8% of net assets.

Major industry positions at the end of June were: financial services, representing 19.0% of the Portfolio's net assets; banking, 10.4% of net assets; telecommunications, 10.2% of net assets; retail, 8.9% of net assets; and drugs and medical products, 7.7% of net assets.

The Portfolio remains focused on controlling risk and delivering excellent long-term results. Although portfolio activity was relatively light during the first half of 2001, we have been active in researching stocks and looking for new names at what we consider to be bargain prices. Because it is difficult if not impossible to call market bottoms, we are seeking healthy discounts to intrinsic value to help offset volatility and control risk. As we identify stocks with attractive spreads we will begin to purchase positions.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

    SHARES                                                 VALUE
    ------                                             -------------
                  COMMON STOCK--99.6%
                  AEROSPACE/DEFENSE--1.8%
       28,000     Boeing Co. ......................... $  1,556,800
                                                       ------------
                  AIRLINES--1.4%
       34,000     AMR Corp.* .........................    1,228,420
                                                       ------------

                  BANKING--10.4%
       85,000     FleetBoston Financial Corp. ........    3,353,250
       52,000     J.P. Morgan Chase & Co. ............    2,319,200
       70,000     Wells Fargo & Co. ..................    3,250,100
                                                       ------------
                                                          8,922,550
                                                       ------------

                  COMPUTERS--1.5%
       50,000     Dell Computer Corp.* ...............    1,307,500
                                                       ------------
                  COMPUTER SERVICES--2.3%
       40,000     Sabre Holdings Corp.* ..............    2,000,000
                                                       ------------

                  COMPUTER SOFTWARE--2.9%
       30,000     Computer Associates
                    International, Inc. ..............    1,080,000
       19,000     Microsoft Corp.* ...................    1,387,000
                                                       ------------
                                                          2,467,000
                                                       ------------
                  CONGLOMERATES--3.3%
       25,000     Minnesota Mining & Manufacturing
                    Co. ..............................    2,852,500
                                                       ------------
                  CONSUMER PRODUCTS--3.6%
       30,000     Gillette Co. .......................      869,700
      115,000     Mattel, Inc. .......................    2,175,800
                                                       ------------
                                                          3,045,500
                                                       ------------

                  DRUGS & MEDICAL PRODUCTS--7.7%
       40,000     American Home Products Corp. .......    2,337,600
       35,000     Bristol-Myers Squibb Co. ...........    1,830,500
       20,000     Merck & Co., Inc. ..................    1,278,200
       30,000     Schering-Plough Corp ...............    1,087,200
                                                       ------------
                                                          6,533,500
                                                       ------------

                  ENERGY--3.0%
       25,000     Exelon Corp. .......................    1,603,000
       28,000     Unocal Corp. .......................      956,200
                                                       ------------
                                                          2,559,200
                                                       ------------

    SHARES                                                 VALUE
    ------                                             -------------

                  FINANCIAL SERVICES--19.0%
       45,000     Citigroup, Inc. .................... $  2,377,800
       50,000     Countrywide Credit
                    Industries, Inc. .................    2,294,000
       90,000     Freddie Mac ........................    6,300,000
       65,000     John Hancock Financial
                    Services, Inc. ...................    2,616,900
       40,000     Household International, Inc. ......    2,668,000
                                                       ------------
                                                         16,256,700
                                                       ------------

                  FOOD SERVICES--3.8%
      120,000     McDonald's Corp. ...................    3,247,200
                                                       ------------

                  INSURANCE--4.2%
       50,000     AFLAC, Inc. ........................    1,574,500
       26,000     American General Corp. .............    1,207,700
       10,000     XL Capital Ltd. ....................      821,000
                                                       ------------
                                                          3,603,200
                                                       ------------

                  MACHINERY/ENGINEERING--1.8%
       30,000     Caterpillar, Inc. ..................    1,501,500
                                                       ------------

                  MANUFACTURING--1.6%
       35,000     Alcoa, Inc. ........................    1,379,000
                                                       ------------

                  MULTIMEDIA--1.1%
       15,000     Clear Channel
                    Communications, Inc.* ............      940,500
                                                       ------------

                  NETWORKING--0.7%
       20,000     EMC Corp.* .........................      581,000
                                                       ------------

                  OIL & GAS--5.0%
       25,000     Chevron Corp .......................    2,262,500
       30,000     Texaco, Inc. .......................    1,998,000
                                                       ------------
                                                          4,260,500
                                                       ------------

                  RETAIL--8.9%
       70,000     CVS Corp. ..........................    2,702,000
       40,000     Gap, Inc. ..........................    1,160,000
      150,000     Kroger Co.* ........................    3,750,000
                                                       ------------
                                                          7,612,000
                                                       ------------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONCLUDED)

    SHARES                                                    VALUE
    ------                                                -------------
                  COMMON STOCK--(CONCLUDED)
                  TELECOMMUNICATIONS--10.3%
       50,000     SBC Communications, Inc. ...........    $  2,003,000
      100,000     Sprint Corp. (FON Group) ...........       2,136,000
       50,000     Verizon Communications, Inc. .......       2,675,000
        5,200     WorldCom, Inc.-MCI Group ...........          87,464
      130,000     WorldCom, Inc.-WorldCom Group ......       1,846,000
                                                          ------------
                                                             8,747,464
                                                          ------------

                  TRANSPORTATION--3.3%
       34,000     Burlington Northern Santa Fe
                    Corp. ............................       1,025,780
       45,000     Canadian Pacific Ltd. ..............       1,743,750
                                                          ------------
                                                             2,769,530
                                                          ------------

    SHARES                                                    VALUE
    ------                                                -------------

                  WASTE DISPOSAL--2.0%
       55,000     Waste Management, Inc. .............    $  1,695,100
                                                          ------------
                  Total Common Stock
                      (cost-$73,831,271)..............      85,066,664
                                                          ------------


                    Total Investments
                     (cost-$73,831,271)......    99.6%      85,066,664
                    Other assets
                     less liabilities........     0.4          324,867
                                                 ----     ------------
                  Net Assets.................    100.0%   $ 85,391,531
                                                 ====     ============

         -----------------------

           *  Non-income producing security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$73,831,271)....................  $85,066,664
Cash........................................................      145,000
Receivable for investment sold..............................      200,810
Receivable for shares of beneficial interest sold...........       68,278
Dividends receivable........................................       52,846
Prepaid expenses............................................        2,869
                                                              -----------
  Total Assets..............................................   85,536,467
                                                              -----------

LIABILITIES:
Investment advisory fee payable.............................       61,375
Payable for shares of beneficial interest redeemed..........       17,499
Accrued expenses............................................       66,062
                                                              -----------
  Total Liabilities.........................................      144,936
                                                              -----------
      Net Assets............................................  $85,391,531
                                                              ===========

COMPOSTION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    23,703
Paid-in-capital in excess of par............................   73,774,491
Undistributed net investment income.........................      272,273
Accumulated net realized gain on investments................       85,671
Net unrealized appreciation of investments..................   11,235,393
                                                              -----------
      Net Assets............................................  $85,391,531
                                                              ===========
Shares outstanding..........................................    2,370,325
                                                              -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................       $36.03
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $1,513)......  $567,893
Interest....................................................   154,533
                                                              --------
    Total investment income.................................   722,426
                                                              --------
EXPENSES:
Investment advisory fees....................................   365,128
Reports to shareholders.....................................    26,305
Custodian fees..............................................    12,236
Audit and tax service fees..................................    11,445
Trustees' fees and expenses.................................    10,226
Transfer agent fees.........................................     4,725
Legal fees..................................................     4,666
Registration fees...........................................     3,808
Insurance expense...........................................     1,379
Miscellaneous...............................................       276
                                                              --------
    Total expenses..........................................   440,194
    Less: expense offset....................................       (50)
                                                              --------
    Net expenses............................................   440,144
                                                              --------
      Net investment income.................................   282,282
                                                              --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   187,052
Net change in unrealized appreciation/depreciation of
  investments...............................................   510,884
                                                              --------
    Net realized and unrealized gain on investments.........   697,936
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $980,218
                                                              ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2001      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2001
                                                              -------------   -----------------
INVESTMENT OPERATIONS:
Net investment income.......................................  $    282,282      $    588,748
Net realized gain on investments............................       187,052           511,628
Net change in unrealized appreciation/depreciation of
  investments...............................................       510,884         7,957,594
                                                              ------------      ------------
  Net increase in net assets resulting from investment
    operations..............................................       980,218         9,057,970
                                                              ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................      (594,370)         (537,546)
Net realized gains..........................................      (568,099)       (6,943,422)
                                                              ------------      ------------
  Total dividends and distributions to shareholders.........    (1,162,469)       (7,480,968)
                                                              ------------      ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    22,912,069        45,006,365
Reinvestment of dividends and distributions.................     1,162,469         7,480,968
Cost of shares redeemed.....................................   (27,114,154)      (35,963,150)
                                                              ------------      ------------
  Net increase (decrease) in net assets from share
    transactions............................................    (3,039,616)       16,524,183
                                                              ------------      ------------

    Total increase (decrease) in net assets.................    (3,221,867)       18,101,185

NET ASSETS:
Beginning of year...........................................    88,613,398        70,512,213
                                                              ------------      ------------
End of period (including undistributed net investment income
  of $272,273 and $584,361, respectively)...................  $ 85,391,531      $ 88,613,398
                                                              ============      ============
SHARES ISSUED AND REDEEMED:
Issued......................................................       635,993         1,392,088
Issued in reinvestment of dividends and distributions.......        33,194           262,214
Redeemed....................................................      (753,972)       (1,076,609)
                                                              ------------      ------------
  Net increase (decrease)...................................       (84,785)          577,693
                                                              ============      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                        SIX MONTHS
                                           ENDED                        YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2001    --------------------------------------------------------
                                        (UNAUDITED)       2000        1999        1998        1997        1996
                                       -------------    --------    --------    --------    --------    --------
Net asset value, beginning of
  year.............................        $36.09        $37.56      $38.70      $36.52      $30.07      $25.05
                                          -------       -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............          0.11          0.25        0.25        0.39        0.39        0.21
Net realized and unrealized gain on
  investments......................          0.29          2.39        0.62        3.84        7.34        5.52
                                          -------       -------     -------     -------     -------     -------
  Total income from investment
    operations.....................          0.40          2.64        0.87        4.23        7.73        5.73
                                          -------       -------     -------     -------     -------     -------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income..............         (0.24)        (0.30)      (0.36)      (0.39)      (0.28)      (0.24)
Net realized gains.................         (0.22)        (3.81)      (1.65)      (1.66)      (1.00)      (0.47)
                                          -------       -------     -------     -------     -------     -------
  Total dividends and distributions
    to shareholders................         (0.46)        (4.11)      (2.01)      (2.05)      (1.28)      (0.71)
                                          -------       -------     -------     -------     -------     -------
Net asset value, end of period.....        $36.03        $36.09      $37.56      $38.70      $36.52      $30.07
                                          =======       =======     =======     =======     =======     =======

TOTAL RETURN (1)...................           1.2%          9.9%        2.5%       11.9%       26.6%       23.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)..........................       $85,392       $88,613     $70,512     $48,711     $28,820     $19,843
Ratio of expenses to average
  net assets (2)...................          0.96%(3)      0.95%       0.91%       0.94%       0.99%       0.93%(4)
Ratio of net investment income to
  average net assets...............          0.62%(3)      0.78%       0.86%       1.36%       1.25%       1.29%(4)
Portfolio Turnover.................            15%           58%         84%         29%         32%         36%

------------------------

(1) Assumes reinvestment of all dividends and distributions. Total return for a period less than a year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) Annualized.

(4) During the fiscal year indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.05% and 1.17%, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-- (CONCLUDED)

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2001, the Portfolio's payable in connection with the Plan was $13,108, of which $3,627 was accrued during the six months ended June 30, 2001.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONCLUDED)

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2001 was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $11,235,393 was composed of gross appreciation of $15,625,803 for those investments having an excess of value over cost and gross depreciation of $4,390,410 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $13,298,557 and $13,760,438, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                   Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcom Bishopp                                        Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Michael Zuckerman                                     Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                              SMALL CAP PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO

                             [OPCAP ADVISORS LOGO]

                            2001 SEMI-ANNUAL REPORT

The Small Cap Portfolio (the "Portfolio") outperformed its benchmark during the first half of 2001, returning 8.06% versus 6.97% for the Russell 2000 Index (the "Russell 2000"). The Russell 2000 Value Index (the "Russell 2000 Value"), a popular measure of small cap value stocks, rose 12.84% during the six month period.

These results were achieved through good stock selection across a range of market sectors. In particular, positions in Materials and Processing and Consumer Discretionary generated excellent results in the first half of 2001, while positions in Energy and Utility detracted from performance.

The Portfolio turned in extremely strong performance for the twelve months ended June 30, 2001, generating a return of 37.57%, compared with 0.68% for the Russell 2000 and 30.80% for the Russell 2000 Value.

Furthermore, the Portfolio's performance has exceeded that of its benchmark over longer periods as well. For the three years ended June 30, 2001, the Portfolio provided an average annual total return of 12.01% compared with 5.32% for the Russell 2000. In the five years ended June 30, 2001, the Portfolio's average annual total return of 13.23% compared with 9.63% for the Russell 2000. For the ten years ended June 30, 2001, the Portfolio provided an average annual total return of 14.52%* versus 13.50% for the Russell 2000. From its inception on August 1, 1988 through June 30, 2001, the Portfolio has delivered an average annual total return of 13.93%*, compared with 11.62% for the benchmark. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The stocks of smaller companies had a difficult first quarter of 2001. These stocks rallied strongly in the second quarter to produce generally positive returns for the half of the year.

Many of the Portfolio's holdings did well. The top contributor to performance was Intertape Polymer, which manufacturers specialized plastic packaging. This stock rose 36% on an improving business outlook. Elcor, the largest position in the Portfolio, manufactures roof shingles and was also a significant contributor, advancing 21% in the six month period as roof shingle demand rebounded and raw material costs fell. Both of these stocks continue to be held in the Portfolio.

Other contributors to performance included: Michaels Stores (specialty retailing), Strayer Education (adult education), Cognex (machine "vision" equipment used by manufacturers to control and inspect), Profit Recovery Group (accounts payable consulting services) and Edwards Lifesciences (products to treat cardiovascular disease). Both Strayer and Cognex were sold when they reached our price target. Michaels Stores, Profit Recovery Group and Edwards Lifesciences are still held in the Portfolio.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST") AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE SMALL CAP PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $139,812,573 IN THE OLD TRUST AND $8,129,274 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO
    SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE SMALL CAP PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE SMALL CAP PORTFOLIO OF THE OLD TRUST.

The investment that detracted most from performance was GenRad (hardware, software and test equipment for manufacturers), which declined significantly on deteriorating fundamentals among the company's electronics industry customers. Other detractors included CTS (electronic components and assemblies); Hooper Holmes (insurance medical exams); Radisys (products and services for the Internet and communications systems); and St. Mary Land (oil and gas exploration and production). The GenRad position was reduced and CTS, Hooper Holmes and Radisys were sold.

We invest in undervalued companies with high cash flow, excellent competitive positions and positive business prospects. The first priority in selecting stocks is to find quality management teams in the belief that well-managed companies outperform their competitors.

The Portfolio's largest purchase during the six months ended June 20, 2001 was Cytec Industries, a specialty materials company that features excellent management and a reasonable share price. Other purchases included: Zoll Medical (heart defibrillators), Learning Tree International (information technology training) and Big Lots (close-out retailer).

In addition to those previously mentioned, other sales during the first half of the year included Brandywine Realty (office real estate investment trust), Teleflex (conglomerate) and Vectren (electric and gas utility).

At June 30, 2001, investments were allocated 96.7% to common stocks and 3.3% to short-term investments. The five largest equity positions were: Elcor, which produces shingles and other roofing materials, representing 4.3% of the Portfolio's net assets; Intertape Polymer Group, which makes specialized plastic packaging, 3.8% of net assets; Cytec Industries, a specialty materials company, 3.4% of net assets; Zoll Medical, which makes heart defibrillators, 3.4% of net assets; and John Nuveen, an investment management firm, 3.4% of net assets.

Major industry positions included: drugs and medical products, representing 9.7% of the Portfolio's net assets; financial services, 8.4%; retail, 7.5%; commercial services, 6.8%; and paper products, 6.4%.

The Portfolio is "truly small, truly value." The owned have a weighted average market capitalization of $830 million, compared with $810 million for the Russell 2000 and $780 million for the Russell 2000 Value, highlighting our disciplined focus on smaller companies. The stocks in the Portfolio are priced, on average, at 22.9 times trailing 12-month earnings, compared with 31.1 for the Russell 2000 and 20.9 for the Russell 2000 Value, indicating their relative value. However, their five-year average earnings per share growth rate is 20.2%, exceeding the 12.3% earnings growth rate for the Russell 2000 and 8.9% for the Russell 2000 Value, and their five-year average return on equity is 18.7%, compared with 14.2% and 13.3%, respectively -- indicating the superior business characteristics of the companies we own.

This combination of inexpensive valuations and superior business fundamentals helps control risk and provides opportunities for investment profit. We believe the Portfolio is well positioned to continue to deliver favorable long-term results to shareholders.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

    SHARES                                                 VALUE
    ------                                             -------------
                  COMMON STOCK--95.6%
                  AEROSPACE--1.8%
      301,300     Teledyne Technologies, Inc.* ....... $  4,579,760
                                                       ------------
                  AIRLINES--3.8%
      198,700     Alaska Air Group, Inc.* ............    5,742,430
      220,000     Midwest Express Holdings, Inc.* ....    3,817,000
                                                       ------------
                                                          9,559,430
                                                       ------------

                  BANKING--3.6%
      131,200     United Bankshares, Inc. ............    3,516,160
       86,900     Wilmington Trust Corp. .............    5,444,285
                                                       ------------
                                                          8,960,445
                                                       ------------

                  BUILDING & CONSTRUCTION--4.1%
      172,200     Insituform Technologies, Inc.* .....    6,285,300
      225,400     NCI Building Systems, Inc.* ........    4,113,550
                                                       ------------
                                                         10,398,850
                                                       ------------

                  BUSINESS SERVICES--3.5%
      321,600     On Assignment, Inc.* ...............    5,788,800
       96,500     United Stationers Inc.* ............    3,045,540
                                                       ------------
                                                          8,834,340
                                                       ------------
                  CHEMICALS--5.1%
       67,100     Cambrex Corp. ......................    3,393,918
      228,600     Cytec Industries, Inc.* ............    8,686,800
       41,300     MacDermid, Inc. ....................      743,400
                                                       ------------
                                                         12,824,118
                                                       ------------

                  COMMERCIAL SERVICES--6.8%
      171,600     Chemed Corp. .......................    6,201,624
      536,600     Elcor Corp. ........................   10,866,150
                                                       ------------
                                                         17,067,774
                                                       ------------

                  COMPUTERS/COMPUTER SERVICES--1.9%
      273,500     GenRad, Inc.* ......................    1,641,000
      139,100     MICROS Systems, Inc.* ..............    3,060,200
                                                       ------------
                                                          4,701,200
                                                       ------------

    SHARES                                                 VALUE
    ------                                             -------------

                  DRUGS & MEDICAL PRODUCTS--9.7%
      243,800     Alpharma Inc. ...................... $  6,643,550
      246,900     Edwards Lifesciences Corp.* ........    6,508,284
      233,000     Theragenics Corp.* .................    2,602,610
      316,000     Zoll Medical Corp.* ................    8,674,200
                                                       ------------
                                                         24,428,644
                                                       ------------

                  EDUCATION--2.9%
      316,700     Learning Tree
                    International, Inc.* .............    7,271,432
                                                       ------------

                  ELECTRONICS--4.4%
      214,400     Actel Corp.* .......................    5,263,520
      494,700     SIPEX Corp.* .......................    5,753,361
                                                       ------------
                                                         11,016,881
                                                       ------------

                  FINANCIAL SERVICES--8.4%
      104,100     Allied Capital Corp. ...............    2,409,915
      130,900     American Capital Strategies, Ltd ...    3,673,054
      152,400     John Nuveen, Co., Class A ..........    8,633,460
      571,800     Profit Recovery Group
                    International, Inc.* .............    6,552,828
                                                       ------------
                                                         21,269,257
                                                       ------------

                  FOOD SERVICES--2.1%
      203,100     Jack in the Box, Inc. ..............    5,300,910
                                                       ------------

                  HEALTH & HOSPITALS--2.6%
       99,800     CorVel Corp.* ......................    3,717,550
       97,400     MedQuist, Inc.* ....................    2,890,832
                                                       ------------
                                                          6,608,382
                                                       ------------

                  INSURANCE--3.7%
      158,300     Annuity & Life Re Holdings, Ltd. ...    5,659,225
       13,500     Insurance Auto Auctions, Inc.* .....      229,500
       71,000     StanCorp Financial Group, Inc ......    3,364,690
                                                       ------------
                                                          9,253,415
                                                       ------------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONCLUDED)

    SHARES                                                 VALUE
    ------                                             -------------
                  COMMON STOCK--(CONCLUDED)
                  MACHINERY/ENGINEERING--5.8%
      185,300     Graco, Inc. ........................ $  6,114,900
      204,400     Kaydon Corp ........................    5,242,860
      104,800     Varian, Inc * ......................    3,385,040
                                                       ------------
                                                         14,742,800
                                                       ------------

                  OIL & GAS--3.3%
       81,000     Cabot Oil & Gas Corp., Class A .....    1,976,400
       85,100     Piedmont Natural Gas Co., Inc. .....    3,022,752
      148,400     St. Mary Land & Exploration Co. ....    3,466,624
                                                       ------------
                                                          8,465,776
                                                       ------------

                  PAPER PRODUCTS--6.4%
      444,000     Buckeye Technologies, Inc.* ........    6,393,600
      712,300     Intertape Polymer Group, Inc. ......    9,680,157
                                                       ------------
                                                         16,073,757
                                                       ------------

                  RETAIL--7.5%
      495,100     Big Lots, Inc.* ....................    6,772,968
      105,900     Longs Drug Stores Corp. ............    2,282,145
      148,200     Men's Wearhouse, Inc.* .............    4,090,320
      140,900     Michaels Stores, Inc.* .............    5,776,900
                                                       ------------
                                                         18,922,333
                                                       ------------

                  TECHNOLOGY--3.0%
      268,000     SBS Technologies, Inc.* ............    5,070,560
       52,500     ScanSource, Inc.* ..................    2,489,550
                                                       ------------
                                                          7,560,110
                                                       ------------

    SHARES                                                 VALUE
    ------                                             -------------

                  TELECOMMUNICATIONS--1.5%
      169,500     Plantronics, Inc.* ................. $  3,923,925
                                                       ------------

                  TEXTILES/APPAREL--2.2%
      206,900     G & K Services, Inc. Class A .......    5,565,610
                                                       ------------

                  TRANSPORTATION--1.5%
      154,700     Kirby Corp.* .......................    3,813,355
                                                       ------------
                  Total Common Stock
                    (cost-$205,271,258) ..............  241,142,504
                                                       ------------

   PRINCIPAL
    AMOUNT
     (000)
 -------------

                  SHORT-TERM INVESTMENTS--3.3%
                  U.S. GOVERNMENT AGENCY
                  DISCOUNT NOTES--3.3%
 $      8,240     Federal Home Loan Bank,
                  3.94%, 7/2/01
                  (cost-$8,239,098) ..................       8,239,098
                                                          ------------

                    Total Investments
                     (cost-$213,510,356) ....     98.9%    249,381,602
                    Other assets less
                     liabilities ............      1.1       2,728,719
                                                 -----    ------------
                  Net Assets ................    100.0%   $252,110,321
                                                 =====    ============

           -----------------------------

           * Non-income producing security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$213,510,356)...................  $249,381,602
Cash........................................................           297
Receivable for investments sold.............................     6,267,047
Receivable for shares of beneficial interest sold...........       347,182
Dividends receivable........................................        91,088
Prepaid expenses............................................         5,138
                                                              ------------
  Total Assets..............................................   256,092,354
                                                              ------------
LIABILITIES:
Payable for investments purchased...........................     3,388,405
Payable for shares of beneficial interest redeemed..........       331,179
Investment advisory fee payable.............................       161,281
Accrued expenses............................................       101,168
                                                              ------------
  Total Liabilities.........................................     3,982,033
                                                              ------------
    Net Assets..............................................  $252,110,321
                                                              ============
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $     78,323
Paid-in-capital in excess of par............................   195,002,605
Undistributed net investment income.........................       451,218
Accumulated net realized gain on investments................    20,706,929
Net unrealized appreciation of investments..................    35,871,246
                                                              ------------
    Net Assets..............................................  $252,110,321
                                                              ============
Shares outstanding..........................................     7,832,266
                                                              ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $32.19
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
Dividends...................................................  $ 1,185,792
Interest....................................................      284,191
                                                              -----------
    Total investment income.................................    1,469,983
                                                              -----------
EXPENSES:
Investment advisory fees....................................      895,315
Reports to shareholders.....................................       32,075
Custodian fees..............................................       25,887
Trustees' fees and expenses.................................       24,350
Audit and tax service fees..................................        9,050
Transfer agent fees.........................................        8,586
Legal fees..................................................        5,478
Insurance expense...........................................        2,211
Miscellaneous...............................................          329
                                                              -----------
    Total expenses..........................................    1,003,281
    Less: expense offset....................................          (72)
                                                              -----------
    Net expenses............................................    1,003,209
                                                              -----------
      Net investment income.................................      466,774
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   20,706,904
Net change in unrealized appreciation/depreciation of
  investments...............................................   (3,580,885)
                                                              -----------
      Net realized and unrealized gain on investments.......   17,126,019
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $17,592,793
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2001       YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2000
                                                              -------------   ------------------
INVESTMENT OPERATIONS:
Net investment income.......................................  $    466,774       $  1,752,200
Net realized gain on investments............................    20,706,904         21,243,022
Net change in unrealized appreciation/depreciation of
  investments...............................................    (3,580,885)        42,605,237
                                                              ------------       ------------
    Net increase in net assets resulting from
      investment operations.................................    17,592,793         65,600,459
                                                              ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................    (1,711,096)          (932,313)
Net realized gains..........................................   (15,326,092)         --
                                                              ------------       ------------
    Total dividends and distributions to shareholders.......   (17,037,188)          (932,313)
                                                              ------------       ------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    66,542,891         76,078,627
Reinvestment of dividends and distributions.................    17,037,188            932,313
Cost of shares redeemed.....................................   (56,693,998)       (68,300,330)
                                                              ------------       ------------

    Net increase in net assets from share transactions......    26,886,081          8,710,610
                                                              ------------       ------------
      Total increase in net assets..........................    27,441,686         73,378,756
NET ASSETS
Beginning of year...........................................   224,668,635        151,289,879
                                                              ------------       ------------
End of period (including undistributed net investment income
  of $451,218 and $1,695,540)...............................  $252,110,321       $224,668,635
                                                              ============       ============
SHARES ISSUED AND REDEEMED
Issued......................................................     2,150,421          2,893,417
Issued in reinvestment of dividends and distributions.......       588,707             43,998
Redeemed....................................................    (1,871,771)        (2,691,277)
                                                              ------------       ------------
  Net increase..............................................       867,357            246,138
                                                              ============       ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                             SIX MONTHS
                                                ENDED                              YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2001      ----------------------------------------------------------------
                                             (UNAUDITED)         2000          1999          1998          1997          1996
                                            -------------      --------      --------      --------      --------      --------
Net asset value, beginning of year...           $32.26           $22.52        $23.10        $26.37        $22.61       $19.91
                                              --------         --------      --------      --------      --------      -------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income................             0.06             0.26          0.14          0.14          0.08         0.14
Net realized and unrealized gain
  (loss)
  on investments.....................             2.27             9.62         (0.57)        (2.38)         4.73         3.45
                                              --------         --------      --------      --------      --------      -------
      Total income (loss) from
        investment operations........             2.33             9.88         (0.43)        (2.24)         4.81         3.59
                                              --------         --------      --------      --------      --------      -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................            (0.24)           (0.14)        (0.15)        (0.09)        (0.13)       (0.25)
Net realized gains...................            (2.16)              --            --         (0.94)        (0.92)       (0.64)
                                              --------         --------      --------      --------      --------      -------
      Total dividends and
        distributions to
        shareholders.................            (2.40)           (0.14)        (0.15)        (1.03)        (1.05)       (0.89)
                                              --------         --------      --------      --------      --------      -------
Net asset value, end of period.......           $32.19           $32.26        $22.52        $23.10        $26.37       $22.61
                                              ========         ========      ========      ========      ========      =======

TOTAL RETURN (1).....................              8.1%            44.2%         (1.8)%        (9.0)%        22.2%        18.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)....         $252,110         $224,669      $151,290      $155,506      $110,565      $34,257
Ratio of expenses to average net
  assets (2).........................             0.90%(3)         0.90%         0.89%         0.88%         0.97%        0.93%(4)
Ratio of net investment income to
  average net assets.................             0.42%(3)         1.03%         0.61%         0.72%         0.64%        1.03%(4)
Portfolio Turnover...................               82%             114%           99%           51%           68%          50%

------------------------------

(1) Assumes reinvestment of all dividends and distributions. Total investment return for a period of less than one year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) Annualized.

(4) During the fiscal year indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.01% and 0.95%, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES --(CONCLUDED)

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2001, the Portfolio's payable in connection with the Plan was $33,630, of which $8,599 was accrued during the six months ended June 30, 2001.

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                             (UNAUDITED)(CONCLUDED)

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

On May 5, 2000 the general partner of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $35,871,246 was composed of gross appreciation of $38,840,096 for those investments having an excess of value over cost and gross depreciation of $2,968,850 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $191,675,054 and $180,799,518, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                  Chairman, President & Trustee
Joseph M. LaMotta                                    Chairman Emeritus
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcolm Bishopp                                      Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael Zuckerman                                    Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO

                             [OPCAP ADVISORS LOGO]

                            2001 SEMI-ANNUAL REPORT

The Managed Portfolio (the "Portfolio") outperformed its benchmark in the first half of 2001, preserving capital in a generally lower stock market. The Portfolio's return of 0.28% during the six-month period compared with a return of -6.70% for the Standard & Poor's 500 Index (the "S&P 500"). The Portfolio exceeded its benchmark by a wide margin for the twelve months ended June 30, 2001, registering a total return of 13.43% versus -14.82% for the S&P 500.The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization.

These results were achieved through good stock selection and the consistent application of a disciplined investment philosophy. The Portfolio invests in stocks that are priced below our estimate of their intrinsic value, and stock market risk is balanced by investing a portion of the Portfolio's assets in bonds and cash equivalents. At June 30, 2001, investments were allocated 71.5% to stocks, 19.1% to fixed income securities and 9.4% to short-term investments.

The Portfolio provided favorable returns for most longer periods as well. For the three years ended June 30, 2001, the Portfolio provided an average annual total return of 3.68%, compared to 3.89% for the S&P 500. For the five years ended June 30, 2001, the Portfolio's average annual total return of 11.28% compared with 14.48% for the S&P 500. For the ten years ended June 30, 2001, the Portfolio generated an average annual total return of 15.42%* versus 15.10% for the S&P 500. The Portfolio's average annual total return from its inception on August 1, 1988 through June 30, 2001 was 16.35%*, exceeding the 15.00% average annual return of the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

Competing forces drove the stock market in the first half of 2001 -- the positive impact of declining interest rates versus the negative impact of weak corporate profits. The market fell sharply in the first quarter of 2001 before recovering some of its losses in the second quarter. Technology stocks were especially volatile, with the tech-heavy NASDAQ Composite index declining 25.51% in the first quarter and advancing 17.43% during the second quarter.

The Portfolio has been positioned for a choppy market environment, not only by maintaining a fairly sizable cash position but also by owning quality-undervalued securities with limited downside risk. Approximately one-third of the Portfolio's equity assets is invested in banks and other financial companies with well-reserved balance sheets and favorable earnings prospects. Financial stocks that contributed positively to performance in the first half of the year included Household International (consumer finance), M&T Bank (banking) and Citigroup (financial services). M&T Bank, our fourth largest position, reached an all-time high in June. Since our initial purchases in the early 1990s, M&T shares have generated a compound annual return on initial cost of more than 21%, yet the stock still sells at only about 14 times anticipated 2002 earnings.

Freddie Mac (mortgage securitization), the Portfolio's largest position, declined slightly in the six-month period even though the company remains on track to deliver another year of strong earnings growth in 2001. We believe the company's business outlook remains positive and its stock continues to be an excellent investment. Wells Fargo (banking), our second largest position fell on investor concerns regarding setbacks in its venture capital investments.

    * BASED ON RESULTS OF THE OCC ACCUMULATION TRUST AND ITS PREDECESSOR. ON SEPTEMBER 16, 1994, AN INVESTMENT COMPANY WHICH HAD COMMENCED OPERATIONS ON AUGUST 1, 1988, CALLED QUEST FOR VALUE ACCUMULATION TRUST (THE "OLD TRUST"), WAS EFFECTIVELY DIVIDED INTO TWO INVESTMENT FUNDS--THE OLD TRUST AND THE PRESENT OCC ACCUMULATION TRUST (THE "PRESENT TRUST")--AT WHICH TIME THE PRESENT TRUST COMMENCED OPERATIONS. THE TOTAL NET ASSETS OF THE MANAGED PORTFOLIO IMMEDIATELY AFTER THE TRANSACTION WERE $682,601,380 IN THE OLD TRUST AND $51,345,102 IN THE PRESENT TRUST. FOR THE PERIOD PRIOR TO SEPTEMBER 16, 1994, THE PERFORMANCE FIGURES FOR THE MANAGED PORTFOLIO OF THE PRESENT TRUST REFLECT THE PERFORMANCE OF THE MANAGED PORTFOLIO OF THE OLD TRUST.

The Portfolio has limited holdings of technology stocks because of the sector's volatility and concerns about the near-term earnings outlook for many technology companies. The Portfolio's underweighting in technology stocks and our favorable stock selection contributed significantly to performance. Although the technology stocks in the S&P 500 declined approximately 15% during the first half of 2001, the tech stocks held in the Portfolio rose nearly 40% on average. Top contributors were software companies Computer Associates and Compuware and computer manufacturer Dell. We continue to be selective in our ownership of technology companies until the earnings outlook for the sector becomes clearer.

Other stocks that contributed positively to performance during the six-month period included ITT Industries (diversified manufacturer), Chevron (oil and gas) and Alcoa (aluminum).

Stocks that detracted most from performance included McDonald's (fast food), Boeing (aircraft and aerospace), SBC Communications (telecommunications) and CVS (pharmacies). McDonald's, the Portfolio's third largest investment, and Boeing, the seventh largest, are both long-term holdings that have provided excellent returns over time but have not performed well in the past few months. Although we do not minimize the economic risks that Boeing faces in its business at this time nor the hurdles that McDonald's must overcome as a result of the strong dollar, we nevertheless believe the share prices of both companies largely discount these uncertainties.

During the first half of the year, a new position in Pfizer was established (drugs and medical products). The stock trades at a premium to other pharmaceutical companies, yet we think it is worth this premium. Not only is the premium smaller at this time than it has been in several years, but the company's earnings outlook relative to the pharmaceutical industry has rarely been more favorable. In addition, Pfizer has a plethora of new products and does not face the patent expiration problems that many other pharmaceutical companies face at this time. We bought pharmaceutical maker Schering-Plough on price weakness. The stock has been dampened by FDA issues that we believe the company will be able to resolve.

Investments in the telecommunications sector were increased as Sprint and WorldCom were purchased after share prices were battered by investor concerns about industry overcapacity. The industry's access to capital has now all but disappeared and spending by major participants has eased, offering promise that overcapacity problems will be rectified. Other purchases included Alcan (aluminum), Microsoft (software) and USX-Marathon (oil and gas).

We sold several positions, including Chevron (oil and gas), Mattel (toys), Computer Associates (software) and Bristol-Myers Squibb (pharmaceuticals). Once a major position, DuPont (chemicals), was eliminated, as we became disappointed with management's execution of its strategy and allocation of capital.

The Portfolio's five largest equity positions at June 30, 2001 were: Freddie Mac, which originates and securitizes home mortgages, representing 8.2% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 5.1% of net assets; McDonald's, the global fast-food company, 3.9% of net assets; M&T Bank, a well-managed bank holding company with operations in New York, Pennsylvania, Maryland and West Virginia, 3.2% of net assets; and Texaco, a major energy company, 3.1% of net assets.

Major industry positions were: financial services, representing 15.6% of the Portfolio's net assets; telecommunications, 10.5% of net assets; banking, 9.9% of net assets; oil and gas, 6.1% of net assets; and drugs and medical products, 4.3% of net assts.

The Portfolio is currently being managed with a view that the economy will be more difficult than is generally presumed. Therefore, approximately 30% of assets are invested in bonds and cash equivalents and approximately 70% in equities. The Portfolio's equity holdings are concentrated in businesses having revenue streams that are not overly sensitive to economic conditions.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)


     SHARES                                                    VALUE
     ------                                                --------------
                   COMMON STOCK--78.7%
                   AEROSPACE/DEFENSE--3.0%
       347,600     Boeing Co. .........................    $  19,326,560
                                                           -------------
                   BANKING--9.9%
       195,000     FleetBoston Financial Corp. ........        7,692,750
       271,600     M&T Bank Corp. .....................       20,505,800
        50,000     PNC Financial Services
                    Group, Inc. .......................        3,289,500
       700,000     Wells Fargo & Co. ..................       32,501,000
                                                           -------------
                                                              63,989,050
                                                           -------------

                   COMPUTER--1.9%
       168,700     Compaq Computer Corp. ..............        2,613,163
       358,800     Dell Computer Corp. (a).............        9,382,620
                                                           -------------
                                                              11,995,783
                                                           -------------

                   COMPUTER SERVICES--1.3%
       164,012     Sabre Holdings Corp. (a)............        8,200,600
                                                           -------------

                   COMPUTER SOFTWARE--0.5%
        45,000     Microsoft Corp. (a).................        3,285,000
                                                           -------------
                   CONGLOMERATES--1.6%
        90,400     Minnesota Mining &
                    Manufacturing Co. .................       10,314,640
                                                           -------------

                   CONSUMER PRODUCTS--0.1%
         9,700     Gillette Co. .......................          281,203
                                                           -------------
                   DRUGS & MEDICAL PRODUCTS--4.3%
       203,900     American Home Products Corp. .......       11,915,916
        72,600     Eli Lilly & Co. ....................        5,372,400
        39,600     Merck & Co., Inc. ..................        2,530,836
        70,000     Pfizer, Inc. .......................        2,803,500
       134,000     Schering-Plough Corp. ..............        4,856,160
                                                           -------------
                                                              27,478,812
                                                           -------------

                   ELECTRONICS--2.4%
       756,000     Agere Systems, Inc. ................        5,670,000
       132,800     Analog Devices, Inc. ...............        5,743,600
        24,900     Applied Materials, Inc. (a) . ......        1,222,590
       100,000     Texas Instruments, Inc. ............        3,150,000
                                                           -------------
                                                              15,786,190
                                                           -------------


     SHARES                                                    VALUE
     ------                                                --------------

                   ENERGY-- 4.2%
        91,200     Anadarko Petroleum Corp. ...........    $   4,927,536
       251,000     Exelon Corp. .......................       16,094,120
       184,000     Unocal Corp. .......................        6,283,600
                                                           -------------
                                                              27,305,256
                                                           -------------

                   FINANCIAL SERVICES--15.6%
       346,666     Citigroup, Inc. ....................       18,317,831
        66,300     Fannie Mae..........................        5,645,445
       755,000     Freddie Mac.........................       52,850,000
       111,500     John Hancock Financial
                    Services, Inc. ....................        4,488,990
       285,500     Household International, Inc. ......       19,042,850
                                                           -------------
                                                             100,345,116
                                                           -------------

                   FOOD SERVICES--3.9%
       926,600     McDonald's Corp. ...................       25,073,796
                                                           -------------

                   INSURANCE--2.3%
        92,000     American General Corp. .............        4,273,400
        67,500     Aon Corp. ..........................        2,362,500
        98,160     XL Capital Ltd. ....................        8,058,936
                                                           -------------
                                                              14,694,836
                                                           -------------

                   MANUFACTURING--5.9%
       323,000     Alcan, Inc. ........................       13,572,460
       250,000     Alcoa, Inc. ........................        9,850,000
       334,000     ITT Industries, Inc. ...............       14,779,500
                                                           -------------
                                                              38,201,960
                                                           -------------

                   MULTIMEDIA--0.5%
        51,200     Clear Channel
                    Communications, Inc. (a)...........        3,210,240
                                                           -------------

                   NETWORKING--0.1%
        28,400     Sun Microsystems, Inc. (a)..........          446,448
                                                           -------------

                   OIL & GAS--6.1%
       191,100     Halliburton Co. ....................        6,803,160
        68,800     Phillips Petroleum Co. .............        3,921,600
       302,000     Texaco, Inc. .......................       20,113,200
       177,100     Tosco Corp. ........................        7,801,255
        22,000     USX-Marathon Group..................          649,220
                                                           -------------
                                                              39,288,435
                                                           -------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)


     SHARES                                                    VALUE
     ------                                                --------------
                   COMMON STOCK--(CONCLUDED)
                   PAPER PRODUCTS--1.4%
       184,400     Willamette Industries, Inc. ........    $   9,127,800
                                                           -------------

                   REAL ESTATE--0.0%
             1     Security Capital Group Inc.,
                    (Class A) (a)......................              613
                                                           -------------

                   RETAIL--3.8%
       111,500     CVS Corp. ..........................        4,303,900
       800,000     Kroger Co. (a)......................       20,000,000
                                                           -------------
                                                              24,303,900
                                                           -------------
                   TELECOMMUNICATIONS--9.7%
       396,500     SBC Communications, Inc. ...........       15,883,790
       863,000     Sprint Corp. (FON Group)............       18,433,680
       192,000     Verizon Communications, Inc. .......       10,272,000
        42,640     WorldCom, Inc.-MCI Group............          717,205
     1,178,000     WorldCom, Inc.-WorldCom Group.......       16,727,600
                                                           -------------
                                                              62,034,275
                                                           -------------
                   WASTE DISPOSAL--0.2%
        43,700     Waste Management, Inc. (a)..........        1,346,834
                                                           -------------
                     Total Common Stock
                       (cost-$419,869,778).............      506,037,347
                                                           -------------

   PRINCIPAL
    AMOUNT
     (000)
 --------------
                   CORPORATE BONDS & NOTES--2.1%
                   AIRLINES--0.5%
        $2,920     United Airlines,
                    8.03%, 7/01/11 (b).................        3,002,211
                                                           -------------
                   AUTOMOTIVE--0.2%
         1,300     Daimler Chrysler NA Holdings, 4.65%,
                    9/17/01 (b) (c)....................        1,303,477
                                                           -------------
   PRINCIPAL
    AMOUNT
     (000)                                                     VALUE
 --------------                                            --------------

                   FINANCING--0.9%
 $         800     CIT Group, Inc.,
                    5.26%, 7/9/01 (b) (c)..............    $     798,720
         2,000     Finova Capital Corp.,
                    4.13%, 9/18/01 (a) (c).............        1,832,702
         2,000     General Motors Acceptance Corp.,
                    4.53%-6.75%,
                    8/16/01-5/16/03 (b) (c)............        2,041,118
         1,000     HSBC Capital Funding Corp., 9.55%,
                    6/30/10 (b) (c) (d)................        1,126,280
                                                           -------------
                                                               5,798,820
                                                           -------------

                   TELECOMMUNICATIONS--0.2%
         1,300     British Telecom plc,
                    5.19%, 9/17/01 (b) (c).............        1,315,152
                                                           -------------

                   UTILITIES--0.3%
         2,000     Toledo Edison Co.,
                    8.70%, 9/01/02.....................        2,073,540
                                                           -------------
                     Total Corporate Bonds and Notes
                       (cost-$13,367,130)..............       13,493,200
                                                           -------------

                   MORTGAGE-RELATED SECURITIES--1.3%
           800     Bank of America Mortgage Securities,
                    7.00%, 3/25/31 (b).................          815,248
         2,167     Bear Stearns ARM Trust,
                    7.50%, 12/25/30 (b)................        2,209,911
         1,958     Countrywide Alternative Loan Trust,
                    8.00%, 7/25/30 (b).................        2,000,217
           190     Countrywide Home Loans,
                    7.75%, 4/25/30-1/25/31 (b).........          193,829
           308     Residential Funding Mortgage Corp.,
                    7.00%, 10/25/27 (b)................          308,853
         2,754     Washington Mutual Corp.
                    4.63%-6.40%,
                    7/26/01-10/25/39 (b) (c) (d).......        2,834,215
                                                           -------------
                     Total Mortgage-Related Securities
                       (cost-$8,213,446)...............        8,362,273
                                                           -------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

   PRINCIPAL
    AMOUNT
     (000)                                                     VALUE
 --------------                                            --------------
                   SOVEREIGN DEBT OBLIGATION--1.7%
 $      12,730     Bundesrepublic Deutschland,
                    4.50%-6.25%, 7/4/09-1/4/30
                    (cost-$11,062,174).................    $  10,899,757
                                                           -------------
                   U.S. GOVERNMENT AGENCY SECURITIES--13.2%
        20,513     Freddie Mac,
                    4.43%-7.81%,
                    5/15/03-11/15/30 (b)...............       21,439,765
         2,000     Freddie Mac,
                    7.00%, 7/16/31 (e).................        2,010,000
         6,710     Fannie Mae,
                    6.00%-7.11%, 9/1/05-9/1/40 (b).....        6,811,769
         5,900     Fannie Mae,
                    6.20%-7.00%, 7/16/31-8/23/31 (e)...        5,944,372
        19,693     Government National Mortgage
                    Association,
                    4.38%-7.50%, 2/15/29-9/20/30 (b)...       19,951,500
        29,000     Government National Mortgate
                    Association,
                    6.00%-7.00%, 2/15/29-7/24/31 (e)...       28,620,878
           200     Small Business Investment Companies,
                    7.45%, 8/1/10 (b)..................          202,052
                                                           -------------
                     Total U.S. Government Agency
                       Securities
                       (cost-$84,418,068)..............       84,980,336
                                                           -------------
                   U.S. TREASURY BONDS & NOTES--1.8%
        10,168     3.375%-8.75%, 8/15/01-4/15/29 (b)
                    (cost-$10,897,996).................       11,211,153
                                                           -------------

   CONTRACTS
   ---------
                   CALL OPTIONS PURCHASED--0.2%
            17     U.S. Treasury Bond,
                    Over-the-Counter Call, 5.75%,
                    11/15/20 strike price $93.83,
                    expires 8/1/01 (a)
                    (cost $1,665,469)..................        1,553,906
                                                           -------------
   PRINCIPAL
    AMOUNT
     (000)                                                     VALUE
   ---------                                               --------------
                   SHORT-TERM INVESTMENTS--11.3%
                   CORPORATE NOTES--0.9%
                   CONGLOMERATES--0.4%
 $       3,000     LG&E Capital Corp.,
                    5.75%, 11/01/01 (d)................    $   3,010,350
                   UTILITIES--0.5%
         2,300     Enron Corp.,
                    6.45%, 11/15/01 (b)................        2,312,581
         1,000     Southern CA, Edison Co.,
                    6.51%, 8/1/01 (c)..................          740,000
                                                           -------------
                                                               3,052,581
                                                           -------------
                     Total Corporate Notes
                       (cost-$6,277,960)...............        6,062,931
                                                           -------------
                   COMMERCIAL PAPER--4.6%
                   BANKING--0.3%
         1,100     ANZ (Delaware), Inc.,
                    4.21%, 7/23/01 (b).................        1,097,170
           300     Halifax plc,
                    4.08%, 10/22/01 (b)................          296,158
           900     Swedbank Foreningssparbanken, AB,
                    3.57%-5.06%, 8/8/01-11/20/01 (b)...          888,200
                                                           -------------
                                                               2,281,528
                                                           -------------
                   CONGLOMERATES--0.6%
           700     General Electric Capital
                    Services Corp.,
                    3.60%-3.86%, 9/5/01-10/2/01 (b)....          694,369
         2,900     USAA Capital Corp.,
                    3.92%, 8/15/01 (b).................        2,885,790
                                                           -------------
                                                               3,580,159
                                                           -------------
                   FINANCING--3.6%
        16,673     American Express Credit Corp.,
                    3.99%, 7/2/01......................       16,671,152
         2,200     CBA (Delaware) Finance, Inc.,
                    3.97%-4.17%, 8/9/01-8/14/01 (b)....        2,189,961
           400     KFW Inernational Finance, Inc.,
                    5.01%, 8/8/01 (b)..................          397,885
         3,800     UBS Finance Inc.,
                    3.55%-5.07%, 8/2/01-12/19/01 (b)...        3,776,646
                                                           -------------
                                                              23,035,644
                                                           -------------
                   SOVEREIGN--0.0%
           200     Queensland Treasury Corp.,
                    4.24%, 7/23/01 (b).................          199,482
                                                           -------------

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONCLUDED)

   PRINCIPAL
     AMOUNT
     (000)                                                     VALUE
   ---------                                               --------------
                   SHORT-TERM INVESTMENTS--(CONCLUDED)
                   TELECOMMUNICATIONS--0.1%
 $         400     Reseau Ferre de France,
                    4.66%, 7/26/01 (b).................    $     398,757
                                                           -------------
                     Total Commercial Paper
                       (cost-$29,495,570)..............       29,495,570
                                                           -------------

                   U.S. GOVERNMENT AGENCY
                    DISCOUNT NOTES--5.7%
         2,200     Fannie Mae
                    3.88%, 8/9/01 (b)..................        2,190,753
        34,052     Federal Home Loan Bank,
                    3.85%-3.94%, 7/2/01-7/6/01.........       34,038,880
           500     Freddie Mac
                    3.54%, 11/16/01 (b)................          493,215
                                                           -------------
                     Total U.S. Government
                       Agency Discount Notes
                       (cost-$36,722,848)..............       36,722,848
                                                           -------------

   PRINCIPAL
     AMOUNT
     (000)                                                     VALUE
   ---------                                               --------------

                   REPURCHASE AGREEMENT--0.1%
 $         347     Repurchase Agreement with State
                    Street Bank & Trust Co. dated
                    6/29/01, 3.35% due 7/2/01,
                    proceeds: $347,097; collateralized
                    by Federal Home Loan Bank, 5.00%,
                    2/14/03, valued at $355,444
                    (cost-$347,000)....................    $     347,000
                                                           -------------
                     Total Short-Term Investments
                       (cost-$72,843,378)..............       72,628,349
                                                           -------------


                     Total Investments
                      (cost-$622,337,439).....    110.3%     709,166,321
                     Liabilities in excess of
                      other assets............    (10.3)     (66,024,088)
                                                  ----     -------------
                   Net Assets.................    100.0%   $ 643,142,233
                                                  ====     =============

------------------------

(a) Non-income producing security

(b) All or partial amount segregated as collateral for when-issued or delayed-delivery securities.

(c) Variable Rate Demand Notes. Instruments whose interest rate change on a specific date (such as a coupon date or interest payment date) and/or whose interest rate vary with changes in a designated based rate (such as the US$/libor rate). Maturity date shown is date of next rate change and the rate disclosed reflects the rate in effect on June 30, 2001.

(d) Security exempt from regristration under 144a of the Securities Act of 1933. This securities may be resold in transaction exempt from registration typically to qualified institutional investors. At June 30, 2001, these securities aggregrated $6,970,845 or 1.08% of net assets.

(e) When-Issued or delayed-delay security. To be delivered/ settled after July 1, 2001.

Glossary:

ARM -- Adjustable Rate Mortgage

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$622,337,439)...................  $709,166,321
Cash........................................................         1,916
Receivable for investments sold.............................     1,602,272
Dividends and interest receivable...........................     1,251,782
Receivable for shares of beneficial interest sold...........        60,036
Prepaid expenses............................................        14,894
                                                              ------------
  Total Assets..............................................   712,097,221
                                                              ------------
LIABILITIES:
Payable for investments purchased...........................    67,724,735
Payable for shares of beneficial interest redeemed..........       352,340
Investment advisory fee payable.............................       421,542
Accrued expenses............................................       456,371
                                                              ------------
  Total Liabilities.........................................    68,954,988
                                                              ------------
      Net Assets............................................  $643,142,233
                                                              ============
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    151,884
Paid-in-capital in excess of par............................   555,616,597
Undistributed net investment income.........................     5,058,691
Accumulated net realized loss on investments................    (4,617,840)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currency...........    86,932,901
                                                              ------------
      Net Assets............................................  $643,142,233
                                                              ============
Shares outstanding..........................................    15,188,348
                                                              ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $42.34
                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
Interest....................................................  $    4,562,001
Dividends (net of foreign withholding taxes of $7,017)......       3,619,029
                                                              --------------
    Total investment income.................................       8,181,030
                                                              --------------
EXPENSES:
Investment advisory fees....................................       2,589,496
Trustees' fees and expenses.................................         130,480
Reports to shareholders.....................................         123,000
Custodian fees..............................................          51,376
Legal fees..................................................          39,020
Transfer agent fees.........................................          23,350
Audit and tax service fees..................................          21,098
Insurance expense...........................................           5,127
Miscellaneous...............................................             503
                                                              --------------
    Total expenses..........................................       2,983,450
    Less: expense offset                                                (201)
                                                              --------------
    Net expenses............................................       2,983,249
                                                              --------------
      Net investment income.................................       5,197,781
                                                              --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on:
  Investments...............................................        (414,878)
  Foreign currency transactions.............................          (2,765)
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................      (2,699,968)
                                                              --------------
      Net realized and unrealized loss on investments
        and foreign currency transactions...................      (3,117,611)
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $    2,080,170
                                                              ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2001      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2000
                                                              -------------   -----------------
INVESTMENT OPERATIONS:
Net investment income.......................................  $  5,197,781      $  15,219,027
Net realized loss on investments and foreign currency
  transactions..............................................      (417,643)        (3,476,088)
Net change in unrealized appreciation/depreciation of
  investments...............................................
  and other assets and liabilities denominated in foreign
    currency................................................    (2,699,968)        46,854,866
                                                              ------------      -------------
    Net increase in net assets resulting from investment
      operations............................................     2,080,170         58,597,805
                                                              ------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................   (15,253,760)       (10,093,638)
Net realized gains..........................................            --        (56,361,979)
                                                              ------------      -------------
    Total dividends and distributions to shareholders.......   (15,253,760)       (66,455,617)
                                                              ------------      -------------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................    24,146,514         59,032,933
Reinvestment of dividends and distributions.................    15,253,760         66,455,617
Cost of shares redeemed.....................................   (76,553,187)      (228,629,258)
                                                              ------------      -------------
    Net decrease in net assets from share transactions......   (37,152,913)      (103,140,708)
                                                              ------------      -------------
      Total decrease in net assets..........................   (50,326,503)      (110,998,520)
NET ASSETS:
Beginning of year...........................................   693,468,736        804,467,256
                                                              ------------      -------------
End of period (including undistributed net investment income
  of $5,058,691 and $15,114,670, respectively)..............  $643,142,233      $ 693,468,736
                                                              ============      =============
SHARES ISSUED AND REDEEMED:
Issued......................................................       567,935          1,470,202
Issued in reinvestment of dividends and distributions.......       365,097          1,877,277
Redeemed....................................................    (1,797,727)        (5,723,771)
                                                              ------------      -------------
    Net decrease............................................      (864,695)        (2,376,292)
                                                              ============      =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                    SIX MONTHS
                                       ENDED                       YEAR ENDED DECEMBER 31,
                                   JUNE 30, 2001   --------------------------------------------------------
                                    (UNAUDITED)      2000        1999        1998        1997        1996
                                   -------------   --------    --------    --------    --------    --------
Net asset value, beginning of
  year...........................      $43.20        $43.65      $43.74      $42.38      $36.21      $30.14
                                     --------      --------    --------    --------    --------    --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income............        0.36          0.99        0.56        0.60        0.34        0.43
Net realized and unrealized gain
  (loss) on investments..........       (0.25)         2.41        1.47        2.40        7.45        6.31
                                     --------      --------    --------    --------    --------    --------
  Total income from investment
    operations...................        0.11          3.40        2.03        3.00        7.79        6.74
                                     --------      --------    --------    --------    --------    --------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income............       (0.97)        (0.58)      (0.65)      (0.33)      (0.40)      (0.41)
Net realized gains...............          --         (3.27)      (1.47)      (1.31)      (1.22)      (0.26)
                                     --------      --------    --------    --------    --------    --------
  Total dividends and
    distributions to
    shareholders.................       (0.97)        (3.85)      (2.12)      (1.64)      (1.62)      (0.67)
                                     --------      --------    --------    --------    --------    --------
Net asset value, end of period...      $42.34        $43.20      $43.65      $43.74      $42.38      $36.21
                                     ========      ========    ========    ========    ========    ========

TOTAL RETURN (1).................         0.3%          9.7%        5.0%        7.1%       22.3%       22.8%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)........................    $643,142      $693,469    $804,467    $777,087    $466,791    $180,728
Ratio of expenses to average
  net assets (2).................        0.90%(3)      0.86%       0.83%       0.82%       0.87%       0.84%(4)
Ratio of net investment income to
  average net assets.............        1.57%(3)      2.20%       1.27%       1.74%       1.42%       1.66%(4)
Portfolio Turnover...............          84%          168%         50%         37%         32%         27%

------------------------

(1) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank ( See 1G in Notes to Financial Statements).

(3) Annualized.

(4) During the fiscal year indicated above, the Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.85% and 1.65%, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation dates; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at year end exchange rates is reflected as a component of net unrealized appreciation on investments and other assets and liabilities denominated in foreign currency. Net realized currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (F) OPTION TRANSACTIONS

For hedging purposes, the Portfolio may purchase and write (sell) put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. The risk associated with purchasing an option is that a premium is paid whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (F) OPTION TRANSACTIONS--(CONTINUED)

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written could result in the Portfolio purchasing a security or currency at a price different from the current market value.

  (G) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (H) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (I) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (J) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2001, the Portfolio's payable in connection with the Plan was $164,337, of which $30,500 was accrued during the six months ended June 30, 2001.

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's average daily net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONCLUDED)

(2) INVESTMENT ADVISER/SUB-ADVISER--(CONCLUDED)

Pursuant to a Sub-Advisory agreement between the Adviser and Pacific Investment Management Co. (the "Sub-Adviser"), the Adviser, out of its investment advisory fee, pays the Sub-Adviser a monthly fee at the annual rate of 0.25% of the Portfolio's average daily net assets managed for providing investment advisory services for a portion of the Portfolio's investments. The Sub-Adviser, an affiliate of the Adviser, commenced providing these services on March 9, 2000. For the six months ended June 30, 2001, the Adviser paid the Sub-Adviser $101,980, of which $17,021 was payable at June 30, 2001.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset
Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory and sub-advisory agreements with the Adviser and Sub-Adviser, respectively. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved new agreements with the Adviser and Sub-Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2001 was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $86,828,882 was composed of gross appreciation of $102,155,309 for those investments having an excess of value over cost and gross depreciation of $15,326,427 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $560,867,356 and $534,705,158, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                   Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcom Bishopp                                        Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Michael Zuckerman                                     Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
Pacific Investment Management Co.
840 Newport Center Drive
Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                        SCIENCE AND TECHNOLOGY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                        SCIENCE  & TECHNOLOGY PORTFOLIO

                             [OPCAP ADVISORS LOGO]

                            2001 SEMI-ANNUAL REPORT

The Science & Technology Portfolio (the "Portfolio") invests in a broad variety of areas within technology. The first half of 2001 was a difficult period for the Portfolio, reflecting widespread declines for technology stocks. The Portfolio was down 48.43% in the half versus decreases of 12.35% for the NASDAQ Composite Index (the "NASDAQ") and 22.11% for the Lipper Science and Technology Fund Index. ("Lipper") For the twelve months ended June 30, 2001, the Portfolio's decline of 70.99% compared with 45.35% for NASDAQ and 50.14% for Lipper. From inception on April 12, 2000 through June 30, 2001, the Portfolio decreased 61.51% versus 40.23% for NASDAQ.

Stocks that contributed most to performance during the six-month period were Microsoft (desktop and operating system software), Micron Technology (microprocessors used in personal computers), Applied Materials (machines that manufacture semiconductors), QUALCOMM (digital wireless communications systems) and Compaq Computer (personal computers).

The largest detractors were Applied Micro Circuits (high-bandwidth silicon solutions for optical networks), i2 Technologies (supply-chain software), EMC (data storage solutions), Check Point Software Technologies (Internet security solutions) and Juniper Networks (Internet routing products, services and solutions).

Many tech companies are currently experiencing earnings downdrafts due to weak technology demand following an extended period of robust growth. These downdrafts have caused share prices to plummet. In the near term, we believe the NASDAQ is likely to perform much like a car being towed by a rope, becoming tight and strong for short periods, but then falling slack. In general, stocks are likely to be range-bound, and traditional valuation methodologies will take on increased importance, helping to define the ranges that stocks trade in. We believe investors will look for pockets of strength in an effort to identify situations where earnings estimates go from being too high to being too low or just right. This period will continue until investors start to see signs of a sustainable upturn in the economy.

In seeking opportunities, our investment process is focused on key drivers of technological trends. From these drivers, we elicit investment themes. The Portfolio's current themes include:

- THE INTERNET--The consumer Internet had been in the doldrums for some time, but now we're starting to see a comeback. Many companies that have survived the year 2000 are emerging stronger and more competitive. In addition, these stocks are likely to start acting more like their end markets--retail, advertising and financial services--now that they have hit the law of large numbers. Check Point, which provides Internet security solutions, is one of the Portfolio's stocks in this area.

- WIRELESS COMMUNICATIONS--The move from analog to digital communications has created phenomenal changes in this area. Digital technology has enabled a number of wireless service carriers to offer more affordable "one rate" plans, stimulating first-time subscriptions. In addition, digital technology's superiority to analog technology has stimulated shorter cell phone handset upgrade cycles for existing subscribers. We expect continued growth in the United States and see incredible growth potential in developing countries. Although the industry has been dampened in recent months as supply caught up with demand, there have been signs that the situation is now improving, including a recent report from Motorola that its inventory correction in cell phones has finally ended. In addition, QUALCOMM, which is held in the Portfolio, develops and delivers digital wireless communications products and services based on its CDMA digital technology, recently reported that it is seeing strength in U.S. subscriptions as well as a re-acceleration of subscriptions in Korea.

- TELECOMMUNICATIONS--The telecommunications industry has had a difficult twelve months due to over-capacity. Fiber optics has been in over-capacity since October 2000, although the situation should improve in time as capacity is absorbed and the build-out of the metro market increases. Broadband (cable modems and DSL) has also experienced difficulties. Cisco Systems, owned by the Portfolio, provides networking solutions.

- SOFTWARE--The software segment was one of the last tech industries to get hit in the "tech wreck" of 2000. Software succumbed to concerns over an economic slowdown, which investors feared could hit order books. We believe the companies that provide software to Fortune 500 companies for business-critical applications and longer-term projects could perform well, since long-term projects are much less sensitive to economic decelerations. VERITAS Software, which develops enterprise management software, is held in the Portfolio.

- SYSTEMS AND SERVICES--As the amount of data generated and utilized by companies continues to grow, there is a greater need for systems to effectively manage, traffic and store this data. As a result, companies such as our holding EMC, the leader in data storage, should benefit.

- PERSONAL COMPUTERS ("PCS")--PCs experienced a drop in consumer demand because of the slowing economy. PC stocks were also hurt by the expectation that corporations are deferring PC upgrades and purchases in the current economic environment. However, as Microsoft's newest operating system begins to be adopted and drive a new upgrade cycle, PC demand may pick up in the coming months. PC manufacturer Compaq is one of our holdings.

- SEMICONDUCTORS--Semiconductor demand has been hard hit and the outlook remains mixed. Semiconductor makers that sell to cell phones are seeing some improvements. Those that serve fiber optics continue to experience problems. Those that serve PCs are weak, but could see improvement as Windows 2000 gains traction. Applied Materials, which makes machines that manufacture semiconductors, is one of the Portfolio's holdings.

- NON-TECH INNOVATORS--We seek investment opportunities among non-tech innovators, such as in the biotechnology area.

At June 30, 2001, the Portfolio's investments were allocated 88.4% to common stock and 11.6% to short-term investments. The five largest equity positions were: Micron Technology, which makes microprocessors used in personal computers, representing 5.4% of the Portfolio's net assets; Compaq Computer, which manufactures personal computers, 4.5% of net assets; Broadcom, which provides silicon solutions that enable broadband communications and networking of voice, video and data services, 4.4% of net assets; Cisco, a networking systems company, 4.3% of net assets; and Applied Materials, which produces machines that manufacture semiconductors, 4.2% of net assets.

Major industry positions were: electronics, representing 22.9% of the Portfolio's net assets; networking, 18.5% of net assets; software, 14.3% of net assets; fiber optics, 9.2% of net assets; and telecommunications, 8.5% of net assets.

TECHNOLOGY OUTLOOK: We are cautiously optimistic at this time. Positive news in the tech sector has been scarce during the past few months, while bad news has proliferated. However, as of the end of the first half of 2001, there is the possibility of a positive change in sentiment. Although second quarter earnings reports were not great, the worst appears to be over. In fact, we are open to the possibility that more companies and industries can be added to the list--about 15% of the tech sector at the end of June--that seem to have stabilized and are showing signs of a comeback.

In the short-term, we anticipate tech stock volatility, but believe the economy will improve by year-end and that corporate spending on technology will accelerate in advance of the economic recovery. Tech stocks are likely to respond to early signals of the recovery.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

     SHARES                                                    VALUE
     ------                                                --------------
                   COMMON STOCK--89.2%
                   COMPUTERS--4.5%
         3,100     Compaq Computer Corp................    $      48,019
                                                           -------------

                   COMPUTER SERVICES--2.4%
         4,100     Palm, Inc.*.........................           24,887
                                                           -------------
                   ELECTRONICS--22.9%
           900     Applied Materials, Inc.*............           44,190
         1,300     Applied Micro Circuits Corp.*.......           22,360
         1,100     Broadcom Corp.*.....................           47,036
         2,600     Globespan, Inc.*....................           37,960
         1,400     Micron Technology, Inc.*............           57,540
         1,100     PMC-Sierra, Inc.*...................           34,177
                                                           -------------
                                                                 243,263
                                                           -------------
                   FIBER OPTICS--9.2%
           800     CIENA Corp.*........................           30,400
         2,200     JDS Uniphase Corp.*.................           27,500
         4,300     Sycamore Networks, Inc.*............           40,076
                                                           -------------
                                                                  97,976
                                                           -------------
                   INTERNET--6.5%
           700     Check Point Software Technologies
                     Ltd.*.............................           35,399
         1,700     i2 Technologies, Inc.*..............           33,660
                                                           -------------
                                                                  69,059
                                                           -------------
                   MULTIMEDIA--2.4%
           600     Gemstar TV Guide International,
                     Inc.*.............................           25,560
                                                           -------------
                   NETWORKING--18.5%
         2,500     Cisco Systems, Inc.*................           45,500
         1,300     EMC Corp.*..........................           37,765
         1,300     Extreme Networks, Inc.*.............           38,350
           700     Juniper Networks, Inc.*.............           21,770
         2,400     Redback Networks, Inc.*.............           21,408
         2,000     Sun Microsystems, Inc.*.............           31,440
                                                           -------------
                                                                 196,233
                                                           -------------

     SHARES                                                    VALUE
     ------                                                --------------

                   SOFTWARE--14.3%
           500     Microsoft Corp.*....................    $      36,500
         2,000     Oracle Corp.*.......................           38,000
           800     Siebel Systems, Inc.*...............           37,520
           600     VERITAS Software Corp.*.............           39,918
                                                           -------------
                                                                 151,938
                                                           -------------
                   TELECOMMUNICATIONS--8.5%
           500     Amdocs Ltd.*........................           26,925
         1,000     Nokia Corp. ADR.....................           22,040
           700     QUALCOMM, Inc.*.....................           40,936
                                                           -------------
                                                                  89,901
                                                           -------------
                   Total Common Stock
                     (cost-$2,076,533).................          946,836
                                                           -------------

   PRINCIPAL
     AMOUNT
     (000)
 --------------
 $         124     REPURCHASE AGREEMENT--11.7%
                   Repurchase Agreement with State
                     Corp., dated 6/29/01, 3.35% due
                     7/2/01, proceeds: $124,035;
                     collateralized by Federal Home
                     Loan Bank, 5.00%, 2/14/03, valued
                     at $128,442;
                     (cost-$124,000)...................          124,000
                                                           -------------

                     Total Investments
                      (cost-$2,200,533)......     100.9%       1,070,836
                     Liabilities in excess
                      of other assets........      (0.9)         (10,008)
                                                 ------    -------------
                   Net Assets................     100.0%   $   1,060,828
                                                 ======    =============

          --------------------------

           *  Non-income producing security

           ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$2,200,533).....................    $   1,070,836
Cash........................................................              226
Receivable due from Adviser.................................            1,559
Other assets................................................              450
                                                                -------------
  Total Assets..............................................        1,073,071
                                                                -------------

LIABILITIES:
Accrued expenses............................................           12,243
                                                                -------------
  Total Liabilities.........................................           12,243
                                                                -------------
      Net Assets............................................    $   1,060,828
                                                                =============

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................    $       3,389
Paid-in-capital in excess of par............................        3,105,824
Net investment loss.........................................           (5,107)
Accumulated net realized loss on investments................         (913,581)
Net unrealized depreciation of investments..................       (1,129,697)
                                                                -------------
      Net Assets............................................    $   1,060,828
                                                                =============
Shares outstanding..........................................          338,920
                                                                -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................            $3.13
                                                                =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
Interest....................................................  $     890
Dividends (net of foreign withholding taxes)................        647
                                                              ---------
    Total investment income.................................      1,537
                                                              ---------
EXPENSES:
Audit and tax service fees..................................      5,831
Custodian fees..............................................      5,467
Investment advisory fee.....................................      5,315
Reports to shareholders.....................................      1,623
Transfer agent fees.........................................      1,590
Legal fees..................................................        181
Miscellaneous...............................................        438
                                                              ---------
    Total expenses..........................................     20,445
    Less: investment advisory fees waived...................     (5,315)
         expenses reimbursed by Investment Adviser..........     (8,173)
         expense offset.....................................       (313)
                                                              ---------
    Net expenses............................................      6,644
                                                              ---------
      Net investment loss...................................     (5,107)
                                                              ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (654,713)
Net change in unrealized appreciation/depreciation of
  investments...............................................   (218,810)
                                                              ---------
    Net realized and unrealized loss on investments.........   (873,523)
                                                              ---------
NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $(878,630)
                                                              =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS       FOR THE PERIOD
                                                                  ENDED         APRIL 12, 2000*
                                                              JUNE 30, 2001         THROUGH
                                                               (UNAUDITED)     DECEMBER 31, 2000
                                                              --------------   ------------------
INVESTMENT OPERATIONS:
Net investment loss.........................................    $   (5,107)        $   (8,340)
Net realized loss on investments............................      (654,713)          (258,868)
Net unrealized appreciation/depreciation of investments.....      (218,810)          (910,887)
                                                                ----------         ----------
Net decrease in net assets resulting from investment
  operations................................................      (878,630)        (1,178,095)
                                                                ----------         ----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................       142,204          3,000,454
Cost of shares redeemed.....................................       (25,105)                --
                                                                ----------         ----------
Net increase in net assets from share transactions..........       117,099          3,000,454
                                                                ----------         ----------

    Total increase (decrease) in net assets.................      (761,531)         1,822,359

NET ASSETS:
Beginning of period.........................................     1,822,359                 --
                                                                ----------         ----------
End of period...............................................    $1,060,828         $1,822,359
                                                                ==========         ==========
SHARES ISSUED AND REDEEMED:
Issued......................................................        45,573            300,045
Redeemed....................................................        (6,698)                --
                                                                ----------         ----------
  Net increase..............................................        38,875            300,045
                                                                ==========         ==========

------------------------

*   Commencement of operations.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                SIX MONTHS       FOR THE PERIOD
                                                                  ENDED         APRIL 12, 2000*
                                                              JUNE 30, 2001         THROUGH
                                                               (UNAUDITED)     DECEMBER 31, 2000
                                                              --------------   ------------------
Net asset value, beginning of period........................       $6.07             $10.00
                                                                  ------             ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.02)             (0.03)
Net realized and unrealized loss on investments.............       (2.92)             (3.90)
                                                                  ------             ------
  Total loss from investment operations.....................       (2.94)             (3.93)
                                                                  ------             ------
Net asset value, end of period..............................       $3.13             $ 6.07
                                                                  ======             ======

TOTAL RETURN (1)............................................       (48.4)%            (39.3)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................      $1,061             $1,822
Ratio of expenses to average net assets (2)(3)(4)...........        1.05%              1.04%
Ratio of net investment loss to average net assets (3)(4)...       (0.77)%            (0.39)%
Portfolio Turnover..........................................          29%                79%

------------------------

*   Commencement of operations.

(1) Total return for a period of less than one year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the periods indicated above, the Adviser waived a portion of its fee and/or assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 3.08% (annualized) and (2.80)% (annualized), respectively, for the six months ended June 30, 2001, and 1.82%(annualized) and (1.17)% (annualized), respectively, for the period ended December 31, 2000.

(4) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio (the "Portfolio"). OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or on another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

                             OCC ACCUMULATION TRUST
                         SCIENCE & TECHNOLOGY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONCLUDED)

(2) INVESTMENT ADVISER/SUB-ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's average daily net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser has voluntarily agreed to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

Pursuant to a sub-advisory agreement between the Adviser and PIMCO Equity Advisors (the "Sub-Adviser"), a division of PIMCO Advisors L.P. and an affiliate of the adviser, the Adviser, out of its investment advisory fee, pays the Sub-Adviser a monthly fee at the annual rate of 0.40% of the average daily net assets of the Portfolio for providing investment advisory services to the Portfolio. For the six months ended June 30, 2001, the Adviser paid the Sub-Adviser $2,657, of which $338 was payable at June 30, 2001.

At June 30, 2001, approximately 88% of the outstanding shares of the Portfolio were owned by PIMCO Advisors L.P. Investment activity by PIMCO Advisors L.P. could have a material impact on the Portfolio.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory and sub-advisory agreements with the Adviser and Sub-Adviser, respectively. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved new agreements with the Adviser and Sub-Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2001 was substantially the same as for financial reporting purposes. Accordingly, net unrealized depreciation of investments of $1,129,697 was composed of gross appreciation of $16,475 for those investments having an excess of value over cost and gross depreciation of $1,146,172 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $891,572 and $863,311, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                   Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcolm Bishopp                                       Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Michael Zuckerman                                     Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

SUB-ADVISER
PIMCO Equity Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                        U.S. GOVERNMENT INCOME PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO

                             [OPCAP ADVISORS LOGO]

                            2001 SEMI-ANNUAL REPORT

The fixed income market provided a moderately positive total return in the first half of 2001, a period in which the Federal Reserve (the "Fed") reduced short-term interest rates six times to bolster the economy. The U.S. Government Income Portfolio (the "Portfolio") returned 2.58% during the six month period, compared to 3.42% for its benchmark, the Lehman Brothers Intermediate Government Bond Index (the "Lehman Index"). The Portfolio's return represented a combination of investment income plus an increase in net asset value ("NAV") per share to $10.53 from $10.50 at December 31, 2000.

The Portfolio delivered a return of 9.76% for the twelve months ended June 30, 2001, compared with 10.40% for the Lehman Index. During this twelve-month period, the NAV per share appreciated to $10.53 from $10.06 on June 30, 2000.

For the three years ended June 30, 2001, the Portfolio provided an average annual total return of 5.12% versus 6.40% for the Lehman Index. For the five years ended June 30, 2001, the Portfolio's average annual total return of 5.89% compared with 6.91% for the Lehman Index. From its inception on January 3, 1995 through June 30, 2001, the Portfolio has delivered an average annual total return of 6.48% versus 7.43% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

The Portfolio invests primarily in debt obligations issued or guaranteed by the U.S. Government, its agencies and intermediaries. It primarily owns intermediate-term securities and places a priority on maintaining a relatively stable NAV per share.

Corporate bonds were the best-performing sector of the bond market during the first half of 2001. New positions were established in corporate notes during the six-month period, representing 11.2% of the Portfolio's investments at June 30, 2001. Despite near-record issuance of new corporate securities and generally weak corporate earnings, corporate bonds were supported by ongoing Fed rate cuts and a narrowing of yield spreads between corporate and Government securities. The central bank's interventions were especially beneficial to lower-rated securities, which outperformed investment-grade securities of the type owned by the Portfolio.

Mortgage pass-through securities also performed relatively well, benefiting from the slowdown in prepayments caused by slightly higher mortgage rates. These positions were reduced as prices rose.

Performance during the first half of the year was dampened by the Portfolio's large position in U.S. Treasury securities, which carry the highest quality rating of all fixed income securities. Treasuries were among the worst performers in the first half of 2001, reversing the strong results achieved in 2000. As Treasury yields neared historic lows late in the first quarter of 2001, asset allocators looking for higher returns sold these liquid securities and reinvested in the corporate stock and bond markets. In addition, the Portfolio's approximately half-a-year-longer duration versus the benchmark detracted from performance, quite surprising considering the aggressive Fed action to reduce short-term interest rates.

At June 30, 2001, the Portfolio's investments were allocated 49.5% in U.S. Treasury securities, 38.2% in U.S. Government agency and mortgage-related securities, 11.2% in corporate notes and 1.1% in short-term investments. The weighted average maturity of the Portfolio was approximately 6.9 years at June 30, 2001.

With the federal funds rate currently at 3.75%, the Federal Reserve is most likely near the end of its reductions in short-term interest rates. However, in the near-term, we do not anticipate it will reverse course and raise rates. The world economy continues to struggle, and the U.S. economy may feel the effects of a declining job market for months to come. Inflation is still not a concern. In addition, because the stock market has shown little ability to sustain strength, confidence in equities may have further eroded. We continue to be cautiously optimistic in our view of the bond market, which should continue to benefit from economic and equity-market dislocations.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

  PRINCIPAL
   AMOUNT
    (000)                                                   VALUE
 -----------                                            -------------
                CORPORATE BONDS--11.1%
                FINANCIAL SERVICES--9.7%
 $      425     Commercial Credit Group Inc., 7.75%,
                3/1/05..............................    $    451,686
        450     Ford Motor Credit Corp. 6.125%,
                3/20/04.............................         454,932
                                                        ------------
                                                             906,618
                                                        ------------
                UTILITIES--1.4%
        135     National Rural Utilities, 6.00%,
                5/15/06.............................         134,612
                                                        ------------
                    Total Corporate Bonds
                    (cost-$1,033,552)...............       1,041,230
                                                        ------------

                MORTGAGE-RELATED SECURITIES--22.2%
                Fannie Mae,
        980     6.50%, 4/29/09......................         975,561
         35     9.50%, 12/1/06-12/1/19..............          37,963

                Freddie Mac,
        175     6.22%, 3/24/03......................         179,594
        125     7.75%, 11/7/01......................         126,582
        150     8.115%, 1/31/05.....................         164,413

                Government National Mortgage
                Association,
        597     4.00%, 10/20/25.....................         588,435
                                                        ------------
                    Total Mortgage-Related
                    Securities (cost-$2,032,218)....       2,072,548
                                                        ------------

                U.S. GOVERNMENT AGENCY
                SECURITIES--15.6%
        500     Federal Farm Credit Bank, 5.875%,
                7/2/01..............................         500,000
      1,000     Tennessee Valley Authority, 5.375%,
                11/13/08............................         962,190
                                                        ------------
                    Total U.S. Government Agency
                    Securities (cost-$1,497,887)....       1,462,190
                                                        ------------

                U.S. TREASURY NOTES AND BONDS--49.0%
      1,225     5.875%, 11/15/04....................       1,266,907
        475     6.125%, 8/15/07.....................         498,080
      2,650     6.50%, 5/31/02-2/15/10..............       2,823,480
                                                        ------------
                    Total U.S. Treasury Notes and
                    Bonds (cost-$4,562,907).........       4,588,467
                                                        ------------

                SHORT-TERM INVESTMENTS--1.1%
                U.S. GOVERNMENT AGENCY DISCOUNT
                NOTES--1.1%
        101     Federal Home Loan Bank,
                  3.94%, 7/2/01 (cost-$100,989).....         100,989
                                                        ------------


                Total Investments
                  (cost-$9,227,553)........     99.0%      9,265,424
                Other assets less
                  liabilities..............      1.0          89,825
                                               -----    ------------
                Net Assets.................    100.0%   $  9,355,249
                                               =====    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$9,227,553).....................  $9,265,424
Cash........................................................         551
Interest receivable.........................................     140,475
Prepaid expenses............................................         693
                                                              ----------
  Total Assets..............................................   9,407,143
                                                              ----------
LIABILITIES:
Dividend payable............................................      18,715
Payable for shares of beneficial interest redeemed..........       9,425
Investment advisory fee payable.............................       4,061
Accrued expenses............................................      19,693
                                                              ----------
  Total Liabilities.........................................      51,894
                                                              ----------
    Net Assets..............................................  $9,355,249
                                                              ==========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    8,881
Paid-in-capital in excess of par............................   9,295,561
Accumulated net realized gain...............................      12,936
Net unrealized appreciation of investments..................      37,871
                                                              ----------
    Net Assets..............................................  $9,355,249
                                                              ==========
Shares outstanding..........................................     888,111
                                                              ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................      $10.53
                                                              ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
Interest....................................................  $262,277
                                                              --------
EXPENSES:
Investment advisory fees....................................    28,274
Custodian fees..............................................     8,918
Audit and tax service fees..................................     6,092
Reports to shareholders.....................................     4,621
Transfer agent fees.........................................     1,842
Trustees' fees and expenses.................................     1,343
Insurance expense...........................................       449
Miscellaneous...............................................       401
                                                              --------
    Total expenses..........................................    51,940
    Less: investment advisory fees waived...................    (4,583)
         expense offset.....................................      (184)
                                                              --------
    Net expenses............................................    47,173
                                                              --------
      Net investment income.................................   215,104
                                                              --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    35,000
Net change in unrealized appreciation/depreciation of
  investments...............................................       (59)
                                                              --------
    Net realized and unrealized gain on investments.........    34,941
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $250,045
                                                              ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2001      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2000
                                                              -------------   -----------------
INVESTMENT OPERATIONS:
Net investment income.......................................   $  215,104        $  470,427
Net realized gain on investments............................       35,000             9,958
Net change in unrealized appreciation/depreciation of
  investments...............................................          (59)          436,497
                                                               ----------        ----------
  Net increase in net assets resulting from investment
    operations..............................................      250,045           916,882
                                                               ----------        ----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income.......................................     (215,104)         (470,427)
                                                               ----------        ----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................      581,578           768,972
Reinvestment of dividends...................................      196,389           470,427
Cost of shares redeemed.....................................     (893,645)       (2,079,684)
                                                               ----------        ----------
  Net decrease in net assets from share transactions........     (115,678)         (840,285)
                                                               ----------        ----------
    Total decrease in net assets............................      (80,737)         (393,830)
NET ASSETS:
Beginning of year...........................................    9,435,986         9,829,816
                                                               ----------        ----------
End of period...............................................   $9,355,249        $9,435,986
                                                               ==========        ==========
SHARES ISSUED AND REDEEMED:
Issued......................................................       55,131            76,510
Issued in reinvestment of dividends.........................       18,584            46,519
Redeemed....................................................      (84,334)         (206,872)
                                                               ----------        ----------
  Net decrease..............................................      (10,619)          (83,843)
                                                               ==========        ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                               SIX MONTHS
                                                  ENDED                              YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001      ----------------------------------------------------------------
                                               (UNAUDITED)         2000          1999          1998          1997          1996
                                              -------------      --------      --------      --------      --------      --------
Net asset value, beginning of year......         $10.50           $10.00        $10.66        $10.51        $10.38        $10.62
                                                 ------           ------        ------       -------        ------        ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income...................           0.24             0.51          0.49          0.53          0.57          0.55
Net realized and unrealized gain (loss)
  on investments........................           0.03             0.50         (0.66)         0.31          0.14         (0.24)
                                                 ------           ------        ------       -------        ------        ------
    Total income (loss) from investment
      operations........................           0.27             1.01         (0.17)         0.84          0.71          0.31
                                                 ------           ------        ------       -------        ------        ------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................          (0.24)           (0.51)        (0.49)        (0.53)        (0.57)        (0.55)
Net realized gains......................             --               --            --         (0.16)        (0.01)           --
                                                 ------           ------        ------       -------        ------        ------
    Total dividends and distributions to
      shareholders......................          (0.24)           (0.51)        (0.49)        (0.69)        (0.58)        (0.55)
                                                 ------           ------        ------       -------        ------        ------
Net asset value, end of period..........         $10.53           $10.50        $10.00        $10.66        $10.51        $10.38
                                                 ======           ======        ======       =======        ======        ======

TOTAL RETURN (1)........................            2.6%            10.4%         (1.6)%         8.1%          7.0%          3.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......         $9,355           $9,436        $9,830       $10,542        $6,983        $3,422
Ratio of expenses to average net assets
  (2)...................................           1.00%(3)(4)      1.01%(3)      0.95%         1.00%(3)      0.93%(3)      0.96%(3)
Ratio of net investment income to
  average net assets....................           4.56%(3)(4)      5.04%(3)      4.78%         4.96%(3)      5.51%(3)      5.27%(3)
Portfolio Turnover......................             41%              35%           69%           80%           80%           31%

------------------------------

(1) Assumes reinvestment of all dividends and distributions. Total investment return for a period of less than one year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(3) During the fiscal periods indicated above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waiver and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.10% (annualized) and 4.47% (annualized), respectively, for the six months ended June 30, 2001, 1.11% and 4.94%, respectively for the year ended December 31, 2000, 1.19% and 4.77%, respectively, for the year ended December 31, 1998, 1.06% and 5.38%, respectively, for the year ended December 31, 1997, and 2.34% and 3.89%, respectively, for the year ended December 31, 1996.

(4) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio (the "Portfolio"), the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investments in debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2001, the Portfolio's payable in connection with the Plan was $2,188, of which $442 was accrued during the six months ended
June 30, 2001.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.60%. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONCLUDED)

(2) INVESTMENT ADVISER--(CONCLUDED)

of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at June 30, 2001 was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $37,871 was composed of gross appreciation of $83,500 for those investments having an excess of value over cost and gross depreciation of $45,629 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $3,903,160 and $3,747,216, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                   Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcolm Bishopp                                       Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Michael Zuckerman                                     Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                            GLOBAL EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                                 GLOBAL EQUITY
                                   PORTFOLIO

                             [OPCAP ADVISORS LOGO]

                            2001 SEMI-ANNUAL REPORT

In a volatile global investment environment, the Global Equity Portfolio (the "Portfolio") controlled its losses and outperformed its benchmark during the first half of 2001. The Portfolio returned -8.09% during the six-months period versus -10.66% for the Morgan Stanley Capital International World Index (the "World Index") in U.S. dollars. For the twelve months ended June 30, 2001, the Portfolio returned -3.28% compared to -20.40% for the World Index.

The Portfolio continued to outperform its benchmark and deliver positive returns over longer periods. For the three years ended June 30, 2001, the Portfolio's average annual total return of 5.92% compared with 1.09% for the World Index. For the five years ended June 30, 2001, the Portfolio generated an average annual total return of 10.92% versus 8.13% for the World Index. From its inception on March 1, 1995 through June 30, 2001, the Portfolio provided an average annual return of 12.84%, exceeding the 10.77% average annual return of the World Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

Global investment markets have been affected for the past year by concerns of worldwide economic slowing as well as by the severe price declines experienced by many technology and telecommunications stocks. Throughout the year, the Portfolio has maintained a defensive investment posture and controlled risk through its over-weighting in defensive sectors, such as consumer staples, health care and industrials with high cash flow and low leverage, and its under-weighting in technology and consumer cyclicals.

The Portfolio's performance in the first half of 2001 was led by a diverse group of stocks. Top contributors included Household International (consumer finance), ITT Industries (diversified manufacturing) and Dell Computer (computers) in the U.S., HongKong Electric (utilities) in Hong Kong and Great Universal Stores (retail) in the U.K. Stocks that detracted most from performance included Zurich Financial Services (insurance and investments) and Novartis (drugs and medical products) in Switzerland, Alcatel (telecommunications) in France, and McDonald's (food services) and Wells Fargo (banking) in the U.S.

In managing the Portfolio, superior long-term performance is sought, while controlling volatility and risk, by investing in companies that are well-managed, have solid balance sheets, and generate sustainable profitability and cash flow. In addition, we want to buy the shares of these quality companies at inexpensive prices relative to their earnings and cash flow.

During the first half of 2001, the Portfolio's investments in the United States were increased and investments in Europe were reduced. At June 30, 2001, 46.4% of the Portfolio's investments were allocated to U.S. stocks compared with 37.4% six months earlier. Prior to making these changes, the Portfolio had been underweight in North America in comparison to the World Index because the Federal Reserve was raising interest rates in the U.S. to temper rising equity prices. The Portfolio has returned to a neutral weighting in North America not only because the Federal Reserve has reversed course and reduced rates, but also because of the paucity of values in Europe, where we believe many corporate earnings forecasts are overly optimistic and many stocks are priced too high. In comparison to Europe, we believe valuations in the U.S. are generally more attractive at this time. In addition to being market-neutral in North America, we are approximately market-neutral in Japan; slightly overweight in the U.K. and slightly underweight in Europe versus each region's weighting in the World Index.

During the six-month period, the Portfolio purchased a number of stocks across a diverse group of industries. A common theme was the purchase of reasonably valued businesses with relatively predictable earning streams. In the current economic environment, it is extremely difficult to predict where earnings will go and valuations will end up. The Portfolio's investment managers are focused on stocks where earnings shortfalls, if they do occur, are likely to be temporary and relatively minor.

Pfizer is one of the Portfolio's new U.S. positions This stock trades at a premium to other pharmaceutical companies, however, we believe the company is worth the premium. Not only is the premium smaller at this time than it has been in several years, but the company's earnings outlook relative to the pharmaceutical industry has rarely been more favorable.

The Portfolio's investments in the U.S. telecommunications sector were increased on price weakness, including establishing a new position in WorldCom. We believe the liquidity problems of most newer telecom competitors will enable WorldCom and AT&T, the dominant national telecom service providers, to enjoy improved pricing and greater customer allegiance.

In France, engineering group Alstom was purchased, which serves the energy and transportation markets worldwide with power generation equipment and rail systems. Both industries have consolidated dramatically over the past five years, and Alstom is increasing its sales in an oligopolistic market structure.

In the U.K., Kingfisher, a do-it-yourself home products and electrical appliance retailer with over 2,900 stores in 16 countries was added to the Portfolio. This well-managed, reasonably valued company is benefiting from brisk do-it-yourself spending across Europe.

Other purchases during the first half of 2001 included: Canadian National Railway (transportation) and Alcan (aluminum) in Canada; BOC, a global leader in industrial gases, in the U.K.; and TERUMO, a medical devices supplier, and Kao, a consumer products company, in Japan.

Position eliminated during the six-month period included: Canon (office equipment) in Japan and SKF (rolling bearings and other industrial products) in Sweden as they moved towards our price targets; BIC (consumer products) in France because of deteriorating fundamentals, and Dexia (banking) in Belgium after the company made several acquisitions that raised concerns about a possible debt downgrade. In the U.S., DuPont (chemicals), once a major holding, was sold because of disappointment with management's execution of its strategy and allocation of capital.

At June 30, 2001, investments were allocated 49.3% to non-U.S. equities, 46.4% to U.S. equities and 4.3% to short-term investments. Beside the United States, the Portfolio's top country positions were Japan, representing 11.9% of the Portfolio's net assets; the United Kingdom, 11.4%; France, 5.6%; Switzerland, 3.4%; Canada, 3.1%; and Hong Kong, 3.1%.

The Portfolio's five largest non-U.S. equity holdings at June 30, 2001 were:
HongKong Electric, which supplies electricity on Hong Kong Island and Lamma Island and, through joint ventures, in parts of Australia, representing 2.1% of the Portfolio's net assets; Boots, a drug store chain in the U.K., 1.8% of net assets; Novartis, a global pharmaceuticals company based in Switzerland, 1.5% of net assets; GlaxoSmithKline, a global pharmaceuticals company based in the U.K., 1.5% of net assets; and Bayerische Motoren Werke, the German-based manufacturer of BMW automobiles, 1.5% of net assets.

The five largest U.S. equity holdings of the Portfolio were: Freddie Mac, which originates and securitizes home mortgages, representing 5.2% of the Portfolio's net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 3.1% of net assets; McDonald's, the global fast-food company, 2.3% of net assets; Boeing, a world leader in aircraft and aerospace, 2.0% of net assets; and Citigroup, a global financial services company, 1.9% of net assets.

At June 30, 2001 major industry positions were: financial services, representing 15.4% of net assets; telecommunications, 9.9% of net assets; drugs and medical products, 9.1% of net assets; retail, 7.3% of net assets; and banking, 7.3% of net assets.

Despite the volatility that has plagued global equity markets this year, we believe that owning high-quality businesses priced significantly below their intrinsic value will continue to generate above-benchmark performance. Moreover, we believe our philosophy and process are well suited to current market conditions in which the performance of a stock is based primarily on the company's fundamentals, including cash flow and competitive strengths, rather than on excessive expectations about future earnings results.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

     SHARES                                                    VALUE
     ------                                                --------------
                   COMMON STOCK--95.5%
                   BERMUDA--0.8%
                   INSURANCE--0.8%
         3,525     XL Capital Ltd. ....................    $     289,403
                                                           -------------
                   BRAZIL--0.0%
                   PAPER PRODUCTS--0.0%
       210,000     Empresa Nacional de Comercio
                   Redito E Participacoes SA+ .........              410
                                                           -------------

                   CANADA--3.1%
                   ENERGY--0.8%
        12,000     Suncor Energy, Inc. ................          305,219
                                                           -------------

                   INSURANCE--0.4%
         4,700     Canada Life Financial Corp .........          136,268
                                                           -------------
                   MINING--1.3%
        11,500     Alcan, Inc. ........................          483,230
                                                           -------------

                   TRANSPORTATION--0.6%
         4,800     Canadian National Railway Co. ......          194,265
            18     Canadian Pacific Railway Co.* ......              684
                                                           -------------
                                                                 194,949
                                                           -------------
                   Total Canada........................        1,119,666
                                                           -------------

                   FINLAND--1.3%
                   PAPER PRODUCTS--0.3%
        15,600     M-real Oyj .........................           90,558
                                                           -------------

                   TELECOMMUNICATIONS--1.0%
        16,700     Nokia Oyj ..........................          368,068
                                                           -------------
                   Total Finland.......................          458,626
                                                           -------------

                   FRANCE--5.6%
                   AUTOMOTIVE--0.9%
         1,200     PSA Peugeot Citroen* ...............          326,132
                                                           -------------
                   FOOD & BEVERAGE--0.7%
         2,000     Groupe Danone ......................          274,743
                                                           -------------

                   HEALTHCARE & MEDICAL PRODUCTS--0.6%
           700     Essilor International SA ...........          200,507
                                                           -------------

     SHARES                                                    VALUE
     ------                                                --------------
                   INDUSTRIAL MANUFACTURING--1.9%
         8,400     Alstom SA ..........................    $     233,917
           760     Copagnie de Saint-Gobain ...........          103,372
         2,800     Technip Group ......................          359,488
                                                           -------------
                                                                 696,777
                                                           -------------

                   TELECOMMUNICATIONS--0.5%
         8,150     Alcatel SA .........................          170,596
                                                           -------------

                   WATER/SEWER--1.0%
        11,000     Suez SA ............................          354,234
                                                           -------------
                   Total France........................        2,022,989
                                                           -------------

                   GERMANY--1.5%
                   AUTOMOTIVE--1.5%
        16,000     Bayerische Motoren Werke AG ........          530,165
                                                           -------------

                   GREECE--0.6%
                   TELECOMMUNICATIONS--0.6%
        41,700     Panafon Hellenic Telecom SA* .......          223,095
                                                           -------------

                   HONG KONG--3.1%
                   ELECTRONICS--2.1%
       199,700     HongKong Electric Holdings Ltd.* ...          768,097
                                                           -------------

                   INDUSTRIAL MANUFACTURING--1.0%
       174,000     Yue Yuen Industrial Holdings
                   Ltd. ...............................          345,778
                                                           -------------
                   Total Hong Kong.....................        1,113,875
                                                           -------------

                   ISRAEL--1.1%
                   DRUGS & MEDICAL PRODUCTS--1.1%
         6,700     Teva Pharmaceutical Industries
                   Ltd. ADR* ..........................          417,410
                                                           -------------

                   ITALY--0.3%
                   BANKING--0.3%
         9,000     Banca Popolare Commercio e
                   Ludustria Seul .....................           97,321
                                                           -------------

                   JAPAN--11.9%
                   AUTOMOTIVE--0.8%
        40,200     Nissan Motor Co., Ltd. .............          277,542
                                                           -------------

                   BANKING--1.0%
        45,100     Shizuoka Bank, Ltd. ................          378,274
                                                           -------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

       SHARES                                                   VALUE
       ------                                                -----------
                        COMMON STOCK--(CONTINUED)
                        JAPAN--(CONCLUDED)
                        CONSUMER PRODUCTS--1.7%
         8,000          Kao Corp. .........................  $   198,861
        46,700          Shiseido Co., Ltd. ................      438,128
                                                             -----------
                                                                 636,989
                                                             -----------
                        DRUGS & MEDICAL PRODUCTS--1.3%
        18,900          Sankyo Co., Ltd. ..................      340,991
         7,800          TERUMO Corp. ......................      143,228
                                                             -----------
                                                                 484,219
                                                             -----------
                        ELECTRONICS--0.5%
        21,000          Hitachi, Ltd. .....................      206,279
                                                             -----------

                        ENTERTAINMENT--0.8%
         1,550          Nintendo Co., Ltd. ................      282,135
                                                             -----------

                        FINANCIAL SERVICES--1.2%
        54,400          Nikko Securities Co., Ltd. ........      435,776
                                                             -----------

                        MANUFACTURING--0.7%
        22,000          Matsushita Electric Works, Ltd. ...      254,382
                                                             -----------
                        OIL & GAS--1.4%
       161,700          Tokyo Gas Co., Ltd. ...............      491,414
                                                             -----------
                        RETAIL--0.8%
        18,000          FamilyMart Co., Ltd. ..............      293,721
                                                             -----------
                        TECHNOLOGY--0.3%
        10,900          Canon Sales Co., Inc. .............      106,719
                                                             -----------

                        TELECOMMUNICATIONS--0.6%
            40          Nippon Telegraph & Telephone
                        Corp. .............................      208,484
                                                             -----------
                        TRANSPORTATION--0.8%
        13,200          Yamato Transportation Co., Ltd. ...      276,786
                                                             -----------
                        Total Japan........................    4,332,720
                                                             -----------

                        NETHERLANDS--0.5%
                        TRANSPORTATION--0.5%
         8,600          TNT Post Group NV .................      179,651
                                                             -----------
                        POLAND--0.6%
                        TELECOMMUNICATIONS--0.6%
        50,000          Telekomunikacja Polska SA .........      223,500
                                                             -----------

       SHARES                                                   VALUE
       ------                                                -----------

                        SINGAPORE--1.4%
                        FINANCIAL SERVICES--0.6%
        28,800          DBS Group Holdings, Ltd. ..........  $   211,811
                                                             -----------

                        PRINTING & PUBLISHING--0.8%
        26,000          Singapore Press Holdings, Ltd. ....      285,401
                                                             -----------
                        Total Singapore....................      497,212
                                                             -----------

                        SPAIN--0.3%
                        COMPUTER SERVICES--0.3%
        17,400          Amadeus Global Travel
                        Distribution SA ...................      105,431
                                                             -----------

                        SWEDEN--2.3%
                        DRUGS & MEDICAL PRODUCTS--1.1%
         8,400          AstraZeneca plc ...................      388,596
                                                             -----------

                        FINANCIAL SERVICES--1.2%
        78,576          Nordea AB* ........................      451,607
                                                             -----------
                        Total Sweden.......................      840,203
                                                             -----------

                        SWITZERLAND--3.4%
                        CHEMICALS--0.8%
         5,299          Syngenta AG* ......................      278,739
                                                             -----------

                        DRUGS & MEDICAL PRODUCTS--1.5%
        15,240          Novartis AG* ......................      551,830
                                                             -----------

                        FINANCIAL SERVICES--1.1%
         1,200          Zurich Financial Services AG ......      409,463
                                                             -----------
                        Total Switzerland..................    1,240,032
                                                             -----------

                        UNITED KINGDOM--11.4%
                        AEROSPACE--0.9%
        65,500          BAE Systems plc ...................      314,090
                                                             -----------

                        AIRLINES--0.3%
        14,300          BAA plc ...........................      132,915
                                                             -----------

                        CHEMICALS--0.7%
        17,000          BOC Group plc .....................      248,987
                                                             -----------

                        DIVERSIFIED MANUFACTURING--0.7%
        21,000          Smiths Group plc ..................      243,988
                                                             -----------

                        DRUGS & MEDICAL PRODUCTS--1.5%
        19,000          GlaxoSmithKline plc ...............      535,154
                                                             -----------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

     SHARES                                                    VALUE
     ------                                                --------------
                   COMMON STOCK--(CONTINUED)
                   UNITED KINGDOM--(CONCLUDED)
                   FINANCIAL SERVICES--1.2%
        43,437     Lloyds TSB Group plc ...............    $     435,241
                                                           -------------

                   FOOD & BEVERAGE--0.5%
        25,000     Cadbury Schweppes plc ..............          168,820
                                                           -------------

                   MINING--0.7%
        15,100     Rio Tinto plc ......................          268,369
                                                           -------------
                   RETAIL--4.3%
        78,600     Boots Co. plc ......................          665,261
        44,200     Great Universal Stores plc .........          378,772
        96,000     Kingfisher plc .....................          520,170
                                                           -------------
                                                               1,564,203
                                                           -------------
                   TELECOMMUNICATIONS--0.6%
        30,000     National Grid Group plc ............          221,385
                                                           -------------
                   Total United Kingdom................        4,133,152
                                                           -------------
                   UNITED STATES--46.3%
                   AEROSPACE/DEFENSE--2.0%
        12,850     Boeing Co. .........................          714,460
                                                           -------------

                   BANKING--6.0%
         5,800     FleetBoston Financial Corp. ........          228,810
         1,800     PNC Financial Services Group .......          118,422
         9,100     M&T Bank Corp. .....................          687,050
        24,200     Wells Fargo & Co. ..................        1,123,606
                                                           -------------
                                                               2,157,888
                                                           -------------

                   COMPUTERS--1.1%
         6,450     Compaq Computer Corp. ..............           99,910
        11,300     Dell Computer Corp.* ...............          295,495
                                                           -------------
                                                                 395,405
                                                           -------------
                   COMPUTER SERVICES--0.8%
         5,829     Sabre Holdings Corp.* ..............          291,450
                                                           -------------

                   COMPUTER SOFTWARE--0.3%
         1,300     Microsoft Corp.* ...................           94,900
                                                           -------------
                   CONGLOMERATES--1.0%
         3,125     Minnesota Mining &
                   Manufacturing Co. ..................          356,562
                                                           -------------

     SHARES                                                    VALUE
     ------                                                --------------

                   CONSUMER PRODUCTS--0.0%
           300     Gillette Co. .......................    $       8,697
                                                           -------------

                   DRUGS & MEDICAL PRODUCTS--2.5%
         7,350     American Home Products Corp. .......          429,534
         2,250     Lilly (Eli) & Co. ..................          166,500
         1,300     Merck & Co., Inc. ..................           83,083
         2,300     Pfizer, Inc. .......................           92,115
         4,100     Schering-Plough Corp. ..............          148,584
                                                           -------------
                                                                 919,816
                                                           -------------

                   ELECTRONICS--1.1%
        25,000     Agere Systems, Inc.* ...............          187,500
         1,500     Applied Materials, Inc.* ...........           73,650
         4,300     Texas Instruments Inc. .............          135,450
                                                           -------------
                                                                 396,600
                                                           -------------

                   ENERGY--2.5%
         2,900     Anadarko Petroleum Corp. ...........          156,687
         8,300     Exelon Corp. .......................          532,196
         6,000     Unocal Corp. .......................          204,900
                                                           -------------
                                                                 893,783
                                                           -------------

                   FINANCIAL SERVICES--10.0%
        13,333     Citigroup Inc. .....................          704,516
         2,400     Fannie Mae .........................          204,360
        27,100     Freddie Mac ........................        1,897,000
         9,900     Household International, Inc. ......          660,330
         4,200     John Hancock Financial Services,
                   Inc ................................          169,092
                                                           -------------
                                                               3,635,298
                                                           -------------

                   FOOD SERVICES--2.3%
        30,500     McDonald's Corp. ...................          825,330
                                                           -------------

                   INSURANCE--0.6%
         3,200     American General Corp. .............          148,640
         1,900     Aon Corp. ..........................           66,500
                                                           -------------
                                                                 215,140
                                                           -------------

                   MANUFACTURING--2.3%
         8,500     Alcoa Inc. .........................          334,900
        11,450     ITT Industries, Inc.* ..............          506,663
                                                           -------------
                                                                 841,563
                                                           -------------

                   MEDIA/BROADCASTING--0.3%
         2,000     Clear Channel Communications,
                   Inc.* ..............................          125,400
                                                           -------------

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONCLUDED)

     SHARES                                                    VALUE
     ------                                                --------------
                   COMMON STOCK--(CONCLUDED)
                   UNITED STATES--(CONCLUDED)
                   NETWORKING--0.1%
         1,200     Sun Microsystems, Inc.* ............    $      18,864
                                                           -------------
                   OIL & GAS--3.7%
         7,700     Halliburton Co. ....................          274,120
         2,200     Phillips Petroleum Co. .............          125,400
        10,400     Texaco Inc. ........................          692,640
         5,600     Tosco Corp. ........................          246,680
           600     USX-Marathon Group .................           17,706
                                                           -------------
                                                               1,356,546
                                                           -------------

                   PAPER PRODUCTS--0.8%
         6,200     Willamette Industries, Inc. ........          306,900
                                                           -------------

                   RETAIL--2.2%
         3,500     CVS Corp. ..........................          135,100
        26,700     Kroger Co.* ........................          667,500
                                                           -------------
                                                                 802,600
                                                           -------------

                   TELECOMMUNICATIONS--6.5%
         4,700     Analog Devices, Inc.* ..............          203,275
        14,100     SBC Communications Inc. ............          564,846
        30,000     Sprint Corp. (FON Group) ...........          640,800
         6,100     Verizon Communications Inc. ........          326,350
         1,470     WorldCom, Inc.-MCI Group ...........           24,724
        42,100     WorldCom, Inc.-WorldCom Group* .....          597,820
                                                           -------------
                                                               2,357,815
                                                           -------------

                   WASTE DISPOSAL--0.2%
         1,800     Waste Management, Inc. .............           55,476
                                                           -------------
                   Total United States.................       16,770,493
                                                           -------------
                       Total Common Stocks
                       (cost-$33,914,955)..............       34,595,354
                                                           -------------

   PRINCIPAL
     AMOUNT
     (000)                                                     VALUE
 --------------                                            --------------
                   U.S. GOVERNMENT AGENCY DISCOUNT NOTES--4.3%
 $       1,567     Federal Home Loan Bank,
                     3.94%, 7/2/01
                     (cost-$1,566,828).................    $   1,566,828
                                                           -------------

                     Total Investments
                      (cost-$35,481,783)......     99.8%      36,162,182
                     Other assets less
                      liabilities.............      0.2           64,896
                                                  -----    -------------
                   Net Assets.................    100.0%   $  36,227,078
                                                  =====    =============

           -----------------------------

           *  Non-income producing security

           + Preferred Stock

           ADR-American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$35,481,783)....................  $36,162,182
Cash (including foreign currency with a cost and value of
  $6,535 and 6,536, respectively)...........................        7,499
Receivable for investments sold.............................      659,956
Dividends and tax reclaims receivable.......................       55,077
Receivable for shares of beneficial interest sold...........        5,222
Prepaid expenses............................................        1,680
                                                              -----------
  Total Assets..............................................   36,891,616
                                                              -----------
LIABILITIES:
Payable for investments purchased...........................      587,059
Investment advisory fee payable.............................       24,286
Payable for shares of beneficial interest redeemed..........        8,100
Accrued expenses............................................       45,093
                                                              -----------
  Total Liabilities.........................................      664,538
                                                              -----------
    Net Assets..............................................  $36,227,078
                                                              ===========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    25,950
Paid-in-capital in excess of par............................   35,936,423
Undistributed net investment income.........................      145,968
Accumulated net realized loss...............................     (551,107)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currency...........      669,844
                                                              -----------
    Net Assets..............................................  $36,227,078
                                                              ===========
Shares outstanding..........................................    2,595,000
                                                              -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................       $13.96
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $34,666).....  $   363,273
Interest....................................................       24,351
                                                              -----------
    Total investment income.................................      387,624
                                                              -----------
EXPENSES:
Investment advisory fees....................................      151,020
Custodian fees..............................................       43,285
Audit and tax service fees..................................       11,866
Reports to shareholders.....................................        9,128
Trustees' fees and expenses.................................        5,134
Transfer agent fees.........................................        2,770
Insurance expense...........................................          951
Legal fees..................................................          174
Miscellaneous...............................................          300
                                                              -----------
    Total expenses..........................................      224,628
    Less: expense offset....................................         (196)
                                                              -----------
    Net expenses............................................      224,432
                                                              -----------
      Net investment income.................................      163,192
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss on investments............................     (123,289)
Net realized loss on foreign currency transactions..........      (46,211)
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................   (3,317,697)
                                                              -----------
    Net realized and unrealized loss on investments and
    foreign currency transactions...........................   (3,487,197)
                                                              -----------
  NET DECREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $(3,324,005)
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2001      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2000
                                                              -------------   -----------------
INVESTMENT OPERATIONS:
Net investment income.......................................   $   163,192      $    447,923
Net realized gain (loss) on investments and foreign currency
  transactions..............................................      (169,500)        2,755,817
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................    (3,317,697)       (1,382,676)
                                                               -----------      ------------
    Net increase (decrease) in net assets resulting from
      investment operations.................................    (3,324,005)        1,821,064
                                                               -----------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................            --          (355,023)
Net realized gains..........................................      (421,348)       (4,430,630)
                                                               -----------      ------------
    Total dividends and distributions to shareholders.......      (421,348)       (4,785,653)
                                                               -----------      ------------
SHARE TRANSACTIONS:
Net proceeds from the sales of shares.......................     7,953,125        22,744,247
Reinvestment of dividends and distributions.................       421,349         4,785,653
Cost of shares redeemed.....................................    (9,701,050)      (26,677,863)
                                                               -----------      ------------
    Net increase (decrease) in net assets from share
      transactions..........................................    (1,326,576)          852,037
                                                               -----------      ------------
      Total decrease in net assets..........................    (5,071,929)       (2,112,552)

NET ASSETS:
Beginning of year...........................................    41,299,007        43,411,559
                                                               -----------      ------------
End of period (including undistributed net investment income
  of $145,968 at June 30, 2001).............................   $36,227,078       $41,299,007
                                                               ===========      ============
SHARES ISSUED AND REDEEMED:
Issued......................................................       540,151         1,453,021
Issued in reinvestment of dividends and distributions.......        29,362           319,767
Redeemed....................................................      (663,100)       (1,705,155)
                                                               -----------      ------------
  Net increase (decrease)...................................       (93,587)           67,633
                                                               ===========      ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                               SIX MONTHS
                                                  ENDED                              YEAR ENDED DECEMBER 31,
                                              JUNE 30, 2001      ----------------------------------------------------------------
                                               (UNAUDITED)         2000          1999          1998          1997          1996
                                              -------------      --------      --------      --------      --------      --------
Net asset value, beginning of year..........      $15.36          $16.56        $15.43        $14.32        $13.23        $11.61
                                                 -------         -------       -------       -------       -------       -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.......................        0.06            0.18          0.31          0.12          0.06          0.04
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions..............................       (1.30)           0.50          3.78          1.78          1.79          1.70
                                                 -------         -------       -------       -------       -------       -------
      Total income (loss) from investment
      operations............................       (1.24)           0.68          4.09          1.90          1.85          1.74
                                                 -------         -------       -------       -------       -------       -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income..................          --           (0.14)        (0.26)        (0.18)        (0.04)        (0.05)
In excess of net investment income..........          --              --            --            --         (0.03)           --
From net realized gains.....................       (0.16)          (1.74)        (2.70)        (0.61)        (0.69)        (0.07)
                                                 -------         -------       -------       -------       -------       -------
      Total dividends and distributions to
        shareholders........................       (0.16)          (1.88)        (2.96)        (0.79)        (0.76)        (0.12)
                                                 -------         -------       -------       -------       -------       -------
Net asset value, end of period..............      $13.96          $15.36        $16.56        $15.43        $14.32        $13.23
                                                 =======         =======       =======       =======       =======       =======

TOTAL RETURN (1)............................        (8.1)%           4.7%         26.5%         13.3%         14.0%         15.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........     $36,227         $41,299       $43,412       $34,777       $25,874       $16,972
Ratio of expenses to average net assets
  (2).......................................        1.19%(3)        1.14%         1.10%         1.13%         1.19%(4)      1.42%(4)
Ratio of net investment income to average
  net assets................................        0.86%(3)        1.07%         0.48%         0.79%         0.45%(4)      0.81%(4)
Portfolio Turnover..........................          42%            110%           83%           55%           53%           40%

------------------------------

(1) Assumes reinvestment of all dividends and distributions. Total investment return for a period of less than one year is not annualized.

(2) Inclusive of expenses offset by earnings credits from custodian bank (See 1H in Notes to Financial Statements).

(3) Annualized.

(4) During the fiscal years indicated above, the Adviser waived a portion of its fees. If such waiver and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.20% and 0.44%, respectively, for the year ended December 31, 1997, and 1.83% and 0.40%, respectively, for the year ended December 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio (the "Portfolio"), the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio, and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a U.S. or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  (D) FOREIGN CURRENCY TRANSLATION

The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation dates; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  (E) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (F) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (G) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (H) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (I) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2001, the Portfolio's payable in connection with the Plan was $7,812, of which $1,837 was accrued during the six months ended June 30, 2001.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.25% of average daily net assets (net of any expense offset) on an annual basis.

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

                             OCC ACCUMULATION TRUST
                            GLOBAL EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                            (UNAUDITED) (CONCLUDED)

(3) INVESTMENTS IN SECURITIES AND TRANSACTIONS WITH AFFILIATES

For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $680,399 was composed of gross appreciation of $3,703,043 for those investments having an excess of value over cost and gross depreciation of $3,022,644 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $15,743,518 and $17,891,754, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                  Chairman, President & Trustee
Joseph M. LaMotta                                    Chairman Emeritus
V. Lee Barnes                                        Trustee
Paul Y. Clinton                                      Trustee
Thomas W. Courtney                                   Trustee
Lacy B. Herrmann                                     Trustee
Theodore T. Mason                                    Trustee
Malcolm Bishopp                                      Executive Vice President
Brian S. Shlissel                                    Executive Vice President & Treasurer
Steven Calabria                                      Vice President
Kenneth W. Corba                                     Vice President and Portfolio Manager
Mark F. Degenhart                                    Vice President and Portfolio Manager
Michael F. Gaffney                                   Vice President and Portfolio Manager
Richard J. Glasebrook, II                            Vice President and Portfolio Manager
Colin Glinsman                                       Vice President and Portfolio Manager
Louis P. Goldstein                                   Vice President and Portfolio Manager
William Gross                                        Vice President and Portfolio Manager
Benjamin D. Gutstein                                 Vice President and Portfolio Manager
Vikki Y. Hanges                                      Vice President and Portfolio Manager
John Lindenthal                                      Vice President and Portfolio Manager
Elisa A. Mazen                                       Vice President and Portfolio Manager
Dennis McKechnie                                     Vice President and Portfolio Manager
Jeffrey D. Parker                                    Vice President and Portfolio Manager
Michael Zuckerman                                    Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

                             OCC ACCUMULATION TRUST

                               MID CAP PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                                              MANAGED BY

                                           [OPCAP ADVISORS LOGO]

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO

                             [OPCAP ADVISORS LOGO]

                            2001 SEMI-ANNUAL REPORT

In a challenging stock market environment, the Mid Cap Portfolio (the "Portfolio") outperformed its benchmark for both the six month and twelve month periods ended June 30, 2001. The Portfolio returned 2.59% during the first half of 2001 versus 0.60% for its benchmark, the Wilshire Midcap 750 Index (the "Wilshire 750"). For the twelve months ended June 30, 2001, the Portfolio returned 11.99%, exceeding the -1.88% return of the Wilshire 750.The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization.

Stocks of mid-sized companies experienced a difficult first quarter of 2001. These stocks subsequently rebounded in the second quarter to produce generally positive returns for the first half of the year. Due to economic concerns, the Portfolio maintained a defensive investment posture during the six-month period through ownership of attractively valued, high-quality companies with relatively predictable revenue streams.

The Portfolio has outperformed the benchmark for longer periods as well. For the three years ended June 30, 2001, the Portfolio delivered an average annual return of 13.66%, compared to 8.78% for the Wilshire 750. From its inception on February 9, 1998 through June 30, 2001, the Portfolio has provided an average annual total return of 13.70%, surpassing the 10.60% return of the Wilshire 750. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

Excellent returns and controlling risk is sought by investing in undervalued mid-sized companies with high and sustainable returns from their franchises. In the mid-cap arena, many such companies have been identified, where businesses are often owner-operated, have dominant competitive positions in niche markets, have excellent growth opportunities, and are operated with a focus on generating cash flow and creating shareholder value.

In comparison to its benchmark, the Portfolio did well during the first half of 2001 as consumer staple and utility investments offset the underperformance of our capital goods stocks and limited holdings of technology stocks. Technology stocks were down sharply in the first quarter of 2001 before rallying in the second quarter. We are cautious about investing heavily in technology stocks at this time because of their volatility and near-term earnings difficulties.

Among individual holdings, Clear Channel (radio broadcasting, outdoor advertising and live entertainment) rose 29% during the six-month period and was the top contributor to performance. Media companies Emmis Communications (radio and TV broadcasting and magazine publishing) and Lamar (outdoor advertising) also contributed positively. Although current business results of these companies look mediocre, at best, in comparison to prior year results, which were inflated by dot-com advertising, comparisons should begin to improve in the months ahead. In addition, Lamar rose in June after Clear Channel sold another block of Lamar shares, reducing the overhang on the market. Under a consent decree, Clear Channel must complete the divestiture of its stake in Lamar by the end of 2002.

Other contributors included Roper (specialty industrial controls, fluid handling and analytical instrumentation products), Mattel (toys), Apogent (analytical instrumentation) and Canadian Pacific (transportation, oil and gas, and hotels).

Suiza Foods, the nation's largest dairy products processor, also performed well, advancing 8% during the first half of the year. In February, the Portfolio began accumulating this stock because of solid fundamentals, including its ability to increase revenues through market share gains in a consolidating industry. The stock received a boost in April when Suiza agreed to acquire its number two competitor. This stock received a further boost in May when Suiza announced a licensing agreement to market a new bottled coffee drink under the Folgers brand name of Procter & Gamble.

APW Ltd., the largest electronic enclosure outsourcing company, was the main detractor from performance during the first six months of the year. This stock fell sharply along with electronic contract manufacturers in the face of surprisingly deep cuts in end market demand. The stock rallied somewhat late in the semiannual period after management successfully completed bank renegotiations and announced a restructuring which should ameliorate some of the effects of demand reductions.

Other detractors included Waters Corp. (analytical instrumentation), Anadarko Petroleum (oil & gas), WPP Group (marketing communications) and Thermo Electron (analytical instrumentation). Waters Corp. declined sharply, giving up its earlier price gains, after warning that second quarter earnings would be below expectations. Earnings are being affected by slower revenue growth, due in part to a flurry of new product introductions by Waters and its competitors. These introductions have caused some customers to temporarily delay their buying plans while new offerings are evaluated. Waters' revenues are expected to increase at a still-solid rate of approximately 10% in 2001. Thermo Electron's share price declined in sympathy with the earnings warning by Waters. We believe long-term demand growth for analytical instrumentation remains intact, driven by pharmaceutical company research spending. We added to the Portfolio's position in Waters on price weakness.

In addition, the Portfolio's holding in WPP Group (marketing communications) was increased at what we consider to be depressed prices. This stock is down approximately 40% from its twelve-month high. Although a competitor announced significantly decreased profitability on slower revenue growth, WPP pre-announced higher profitability on a similar slowdown in revenue growth, highlighting the superior management quality of WPP and its ability to improve operating margins.

The Portfolio purchased a number of stocks during the first half of the year such as Herman Miller, the leading manufacturer of office furniture for larger installations. This company designs and assembles furniture, but outsources component manufacturing, thereby reducing its capital costs and providing greater flexibility to trim production when demand slows. Moreover, it is offsetting a demographic slowdown in white-collar employment by increasing its sales to medium-sized and smaller companies. Nisource, an Indiana electric and gas utility, which is expanding into the gas pipeline business through acquisition, was also purchased. Other purchases included Dollar General (discount retailer) and Veeco Instruments (equipment for manufacturers in the optical telecommunications, data storage and semiconductor/research industries).

When declining demand from telecom equipment providers was evident, the Portfolio's position in Molex (electronic connectors) was eliminated. Although we believe Molex is a solid company, its valuation was high in light of sagging demand. Profits were taken in Continental Airlines, which faces lower profitability due to significant cutbacks in corporate travel, and in Commscope (co-axial cable manufacturer) due to mediocre sales trends in the company's markets.

At June 30, 2001, the Portfolio's investments were invested 94.9% in common stock and 5.1% in short-term investments. The Portfolio's five largest holdings were: Lamar Advertising, a billboard company, representing 4.3% of the Portfolio's net assets; Carlisle Companies, an industrial conglomerate, 3.4% of net assets; John Hancock, a well-known insurance company, 3.3% of net assets; Sybron Dental Specialties, which provides dental equipment and supplies, 3.1% of net assets; and WPP Group, a global marketing communications company, 3.1% of net assets.

The top five industry positions at June 30, 2001 were: manufacturing, representing 8.5% of the Portfolio's net assets; insurance, 8.0% of net assets; consumer products, 7.6% of net assets; drugs and medical products, 7.6% of net assets; and advertising, 7.4% of net assets.

We believe the economic outlook is choppy, and are therefore emphasizing investments in companies that can weather an economic downturn. Examples include positions in Suiza Foods and Sybron Dental. Investments in technology stocks have been decreased due to concerns about the near-term demand for technology products and the earnings prospects of technology companies. We believe the Portfolio is well positioned to control risk and generate favorable results through its investment in quality undervalued mid-sized companies.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

     SHARES                                                    VALUE
     ------                                                --------------
                   COMMON STOCK--93.0%
                   ADVERTISING--7.4%
        15,550     Lamar Advertising Co.* .............    $     684,200
         9,815     WPP Group plc ADR ..................          493,204
                                                           -------------
                                                               1,177,404
                                                           -------------
                   CHEMICALS--1.7%
         5,300     Cambrex Corp. ......................          268,074
                                                           -------------

                   CONGLOMERATES--1.2%
         6,800     Perkin-Elmer Corp ..................          187,204
                                                           -------------
                   CONSUMER PRODUCTS--7.6%
         7,200     Avon Products, Inc. ................          333,216
        25,200     Mattel, Inc.* ......................          476,784
        15,900     Newell Rubbermaid, Inc. ............          399,090
                                                           -------------
                                                               1,209,090
                                                           -------------

                   DRUGS & MEDICAL PRODUCTS--7.6%
        19,100     Apogent Technologies, Inc.* ........          469,860
        24,133     Sybron Dental
                     Specialties, Inc.* ...............          494,492
         3,700     Teva Pharmaceutical Industries Ltd.
                     ADR ..............................          230,510
                                                           -------------
                                                               1,194,862
                                                           -------------

                   ELECTRONICS--6.7%
        12,000     Arrow Electronics, Inc.* ...........          291,480
        20,600     General Semiconductor, Inc.* .......          215,476
         4,400     Jabil Circuit, Inc.* ...............          135,784
         9,900     Parker-Hannifin Corp. ..............          420,156
                                                           -------------
                                                               1,062,896
                                                           -------------

                   ENERGY--3.7%
         8,250     Anadarko Petroleum Corp. ...........          445,747
        14,500     APW Ltd.* ..........................          147,175
                                                           -------------
                                                                 592,922
                                                           -------------
                   FINANCIAL SERVICES--6.2%
        10,100     Countrywide Credit
                     Industries, Inc. .................          463,388
        12,900     John Hancock Financial
                     Services, Inc. ...................          519,354
                                                           -------------
                                                                 982,742
                                                           -------------
                   FOOD SERVICES--4.4%
         7,500     Outback Steakhouse, Inc.* ..........          216,000
         9,000     Suiza Foods Corp.* .................          477,900
                                                           -------------
                                                                 693,900
                                                           -------------

     SHARES                                                    VALUE
     ------                                                --------------

                   INSURANCE--8.0%
         7,800     ACE Ltd. ...........................    $     304,902
         6,500     Everest Re Group, Ltd. .............          486,200
         2,000     Willis Group Holdings Ltd. * .......           35,500
         5,400     XL Capital Ltd. ....................          443,340
                                                           -------------
                                                               1,269,942
                                                           -------------

                   MACHINERY/ENGINEERING--6.4%
         3,850     Dover Corp. ........................          144,953
         5,500     Graco, Inc. ........................          181,500
        10,100     Varian, Inc. * .....................          326,230
         7,400     Zebra Technologies Corp.* ..........          363,488
                                                           -------------
                                                               1,016,171
                                                           -------------
                   MANUFACTURING--8.5%
        15,240     Actuant Corp.* .....................          250,698
        15,300     Carlisle Cos., Inc. ................          533,511
         9,600     Roper Industries, Inc. .............          400,800
         4,200     Veeco Instruments, Inc.* ...........          166,950
                                                           -------------
                                                               1,351,959
                                                           -------------
                   MEASURING INSTRUMENTS--4.8%
        12,400     Thermo Electron Corp.* .............          273,048
        17,400     Waters Corp.* ......................          480,414
                                                           -------------
                                                                 753,462
                                                           -------------
                   MEDIA/BROADCASTING--5.4%
         5,632     Clear Channel
                     Communications, Inc.* ............          353,126
         9,500     Emmis Communications Corp.* ........          292,125
        10,500     Hearst-Argyle Television, Inc.* ....          210,000
                                                           -------------
                                                                 855,251
                                                           -------------
                   OIL & GAS--3.5%
         5,500     NiSource, Inc. .....................          150,315
         5,000     Piedmont Natural Gas Co., Inc. .....          177,600
        10,600     Vectren Corp. ......................          219,420
                                                           -------------
                                                                 547,335
                                                           -------------
                   REAL ESTATE--3.1%
        21,600     ProLogis Trust .....................          490,752
                                                           -------------
                   RETAIL--2.4%
         8,300     Dollar General Corp. ...............          161,850
         8,800     Herman Miller, Inc. ................          212,960
                                                           -------------
                                                                 374,810
                                                           -------------
                   TECHNOLOGY--0.6%
         4,200     Amkor Technology, Inc.* ............           92,820
                                                           -------------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2001
                                  (UNAUDITED)

     SHARES                                                    VALUE
     ------                                                --------------
                   COMMON STOCK -- (CONCLUDED)
                   TRANSPORTATION--3.8%
         9,850     Canadian Pacific Ltd. ..............    $     381,688
         7,600     CNF, Inc. ..........................          214,700
                                                           -------------
                                                                 596,388
                                                           -------------
                   Total Common Stock
                       (cost-$12,900,332)..............       14,717,984
                                                           -------------

   PRINCIPAL
     AMOUNT                                                    VALUE
 --------------                                            --------------
                   SHORT-TERM INVESTMENTS--5.0%
 $     785,914     U.S. GOVERNMENT AGENCY
                     DISCOUNT NOTES--5.0%
                   Federal Home Loan Bank,
                     3.94%, 7/2/01
                     (cost-$785,914)...................    $     785,914
                                                           -------------

                     Total Investments
                      (cost-$13,686,246)......    98.0%       15,503,898
                     Other assets less
                      liabilities.............     2.0           308,832
                                                  ----     -------------
                   Net Assets.................    100.0%   $  15,812,730
                                                  ====     =============

         -----------------------

           *  Non-income producing security

           ADR -- American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001
                                  (UNAUDITED)

ASSETS:
Investments, at value (cost-$13,686,246)....................  $15,503,898
Cash........................................................        1,174
Receivable for investments sold.............................      450,773
Receivable from shares of beneficial interest sold..........       45,721
Dividends receivable........................................        5,406
Prepaid expenses............................................          955
                                                              -----------
  Total Assets..............................................   16,007,927
                                                              -----------
LIABILITIES:
Payable for investments purchased...........................      167,333
Investment advisory fee payable.............................        8,272
Accrued expenses............................................       19,592
                                                              -----------
  Total Liabilities.........................................      195,197
                                                              -----------
    Net Assets..............................................  $15,812,730
                                                              ===========
COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited
  number authorized)........................................  $    11,867
Paid-in-capital in excess of par............................   13,637,278
Undistributed net investment income.........................       16,654
Accumulated net realized gain on investments................      329,279
Net unrealized appreciation of investments..................    1,817,652
                                                              -----------
    Net Assets..............................................  $15,812,730
                                                              ===========
Shares outstanding..........................................    1,186,741
                                                              -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................       $13.32
                                                              ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                  (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $606)........  $ 71,060
Interest....................................................    28,742
                                                              --------
    Total investment income.................................    99,802
                                                              --------
EXPENSES:
Investment advisory fees....................................    66,139
Custodian fees..............................................    11,691
Audit and tax service fees..................................     7,480
Reports to shareholders.....................................     3,610
Transfer agent fees.........................................     2,042
Trustees' fees and expenses.................................     1,791
Insurance expense...........................................       553
Legal fees..................................................       446
Miscellaneous...............................................       298
                                                              --------
    Total expenses..........................................    94,050
    Less: investment advisory fees waived...................   (11,332)
         expense offset.....................................       (31)
                                                              --------
    Net expenses............................................    82,687
                                                              --------
      Net investment income.................................    17,115
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................   475,463
Net change in unrealized appreciation/depreciation of
  investments...............................................   (44,466)
                                                              --------
      Net realized and unrealized gain on investments.......   430,997
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT
  OPERATIONS................................................  $448,112
                                                              ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 2001      YEAR ENDED
                                                               (UNAUDITED)    DECEMBER 31, 2000
                                                              -------------   -----------------
INVESTMENT OPERATIONS:
Net investment income.......................................   $    17,115       $    72,792
Net realized gain on investments............................       475,463         1,249,126
Net change in unrealized appreciation/depreciation of
  investments...............................................       (44,466)        1,268,603
                                                               -----------       -----------
    Net increase in net assets resulting from investment
      operations............................................       448,112         2,590,521
                                                               -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................       (20,211)          (51,114)
Net realized gains..........................................       (27,663)       (1,525,490)
                                                               -----------       -----------
    Total dividends and distributions to shareholders.......       (47,874)       (1,576,604)
                                                               -----------       -----------
SHARE TRANSACTIONS:
Net proceeds from the sale of shares........................     1,913,849        11,536,088
Reinvestment of dividends and distributions.................        47,874         1,576,604
Cost of shares redeemed.....................................    (3,290,149)       (2,767,624)
                                                               -----------       -----------
    Net increase (decrease) in net assets from share
      transactions..........................................    (1,328,426)       10,345,068
                                                               -----------       -----------
      Total increase (decrease) in net assets...............      (928,188)       11,358,985
NET ASSETS:
Beginning of year...........................................    16,740,918         5,381,933
                                                               -----------       -----------
End of period (including undistributed net investment income
  of $16,654 and $19,750, respectively).....................   $15,812,730       $16,740,918
                                                               ===========       ===========
SHARES ISSUED AND REDEEMED:
Issued......................................................       145,863           914,337
Issued in reinvestment of dividends and distributions.......         3,740           125,226
Redeemed....................................................      (248,676)         (216,420)
                                                               -----------       -----------
    Net increase (decrease).................................       (99,073)          823,143
                                                               ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                         SIX MONTHS              YEAR ENDED             FOR THE PERIOD
                                            ENDED               DECEMBER 31,         FEBRUARY 9, 1998 (1)
                                        JUNE 30, 2001      ----------------------             TO
                                         (UNAUDITED)         2000          1999        DECEMBER 31, 1998
                                        -------------      --------      --------    ---------------------
Net asset value, beginning of
  period............................        $13.02          $11.63         $9.79            $10.00
                                           -------         -------        ------            ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income...............          0.02            0.06          0.05              0.05
Net realized and unrealized gain
  (loss) on investments.............          0.32            2.83          2.07             (0.21)
                                           -------         -------        ------            ------
  Total income (loss) from
    investment operations...........          0.34            2.89          2.12             (0.16)
                                           -------         -------        ------            ------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...............         (0.02)          (0.04)        (0.05)            (0.05)
Net realized gains..................         (0.02)          (1.46)        (0.23)               --
                                           -------         -------        ------            ------
  Total dividends and distributions
    to shareholders.................         (0.04)          (1.50)        (0.28)            (0.05)
                                           -------         -------        ------            ------
Net asset value, end of period......        $13.32          $13.02        $11.63             $9.79
                                           =======         =======        ======            ======

TOTAL RETURN (2)....................           2.6%           25.9%         21.6%             (1.6)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...       $15,813         $16,741        $5,382            $1,885
Ratio of expenses to average net
  assets (3)(4).....................          1.00%(5)        1.00%         1.03%             1.05%(5)
Ratio of net investment income to
  average net assets (4)............          0.21%(5)        0.65%         0.62%             0.78%(5)
Portfolio Turnover..................            42%            100%          108%               38%

------------------------

(1) Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(4) During the fiscal periods indicated above, the Adviser waived a portion or all of its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.14% (annualized) and 0.07% (annualized), respectively, for the six months ended June 30, 2001, 1.36% and 0.29%, respectively, for year ended December 31, 2000, 1.70% and (0.05)%, respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)% (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

(5) Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                                  (UNAUADITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio, the Mid Cap Portfolio (the "Portfolio"), and the Science & Technology Portfolio. OpCap Advisors (the "Adviser"), a wholly-owned subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                             (UNAUDITED)(CONTINUED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan"). The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. At June 30, 2001 the Portfolio's payable in connection with the Plan was $1,020, of which $655 was accrued during the six months ended
June 30, 2001.

(2) INVESTMENT ADVISER

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million of net assets, 0.75% on the next $400 million of net assets and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense in order to limit total expenses of the Portfolio to 1.00% of average daily net assets (net of any expense offset) on an annual basis.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2001
                             (UNAUDITED)(CONCLUDED)

(2) INVESTMENT ADVISER--(CONCLUDED)

On May 5, 2000 the general partners of PIMCO Advisors L.P. (an indirect parent of the Adviser) closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCO Partners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors L.P. is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Portfolio, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment advisory agreement with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Trustees and stockholders of the Portfolio approved a new agreement with the Adviser to become effective upon the closing of the Implementation Agreement.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments of $1,817,652 was composed of gross appreciation of $2,402,157 for those investments having an excess of value over cost and gross depreciation of $584,505 for those investments having an excess of cost over value.

For the six months ended June 30, 2001, purchases and sales of investment securities, other than short-term securities, aggregated $6,619,270 and 7,815,350, respectively.

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

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TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway                                   Chairman, President & Trustee
Joseph M. LaMotta                                     Chairman Emeritus
V. Lee Barnes                                         Trustee
Paul Y. Clinton                                       Trustee
Thomas W. Courtney                                    Trustee
Lacy B. Herrmann                                      Trustee
Theodore T. Mason                                     Trustee
Malcolm Bishopp                                       Executive Vice President
Brian S. Shlissel                                     Executive Vice President & Treasurer
Steven Calabria                                       Vice President
Kenneth W. Corba                                      Vice President and Portfolio Manager
Mark F. Degenhart                                     Vice President and Portfolio Manager
Michael F. Gaffney                                    Vice President and Portfolio Manager
Richard J. Glasebrook, II                             Vice President and Portfolio Manager
Colin Glinsman                                        Vice President and Portfolio Manager
Louis P. Goldstein                                    Vice President and Portfolio Manager
William Gross                                         Vice President and Portfolio Manager
Benjamin D. Gutstein                                  Vice President and Portfolio Manager
John Lindenthal                                       Vice President and Portfolio Manager
Vikki Y. Hanges                                       Vice President and Portfolio Manager
Elisa A. Mazen                                        Vice President and Portfolio Manager
Dennis McKechnie                                      Vice President and Portfolio Manager
Jeffrey D. Parker                                     Vice President and Portfolio Manager
Michael Zuckerman                                     Secretary
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INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Corp.
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.